                                                                 Exhibit 10.5(b)


                                                                REDACTED VERSION
                                                 CONFIDENTIAL INFORMATION MARKED


--------------------------------------------------------------------------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS AGREEMENT. SUCH OMITTED CONFIDENTIAL INFORMATION HAS BEEN DESIGNATED BY AN ASTERISK AND HAS BEEN FILED SEPARATELY IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, AND THE COMMISSION'S RULES AND REGULATIONS PROMULGATED UNDER THE FREEDOM OF INFORMATION ACT, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT***
--------------------------------------------------------------------------------

                          Supplemental Agreement No. 6

                                       to

                           Purchase Agreement No. 1954

                                     between

                               The Boeing Company

                                       and

                              ALASKA AIRLINES, INC.

                      Relating to Boeing Model 737 Aircraft

      THIS SUPPLEMENTAL AGREEMENT, entered into as of, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and Alaska Airlines, Inc., an Alaska corporation with its principal offices in Seattle, Washington (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1954 dated September 18, 1996, as amended, relating to Boeing Model 737 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to purchase ten (10) Model 737-900 Aircraft with options to acquire ten (10) additional Model 737-900 aircraft;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents (attached) is substituted in lieu thereof.

2. Article 1, entitled "Subject Matter of Sale," paragraph 1.1 entitled "The Aircraft," is deleted in its entirety and replaced by a new paragraph 1.1 revised to add subparagraph 1.1.2.2 relating to Model 737-900. Such new page 1-1 is attached hereto and incorporated by this reference.


                                  SA6-1

3. Article 3, entitled "Price of Aircraft," paragraph 3.1.2.1 is revised to add reference to Exhibit A-2. Paragraph 3.2 entitled "Aircraft Basic Price," is revised to add the Model 737-900 price. Paragraph 3.3 entitled "Aircraft Price," and Paragraph 3.4 entitled "Advance Payment Base Price," are revised to add reference to Table 3. Such new pages 3-1 through 3-3 are attached hereto and incorporated by this reference.

4. Table 3 to the Agreement is added to reflect Model 737-900 Aircraft deliveries and prices. Such new Table 3 is attached hereto and incorporated into the Agreement by this reference.

5. Exhibit A and Exhibit C are revised on the first page to refer to Model 737-490 Aircraft. Exhibit A-1 and Exhibit C-1 are revised on the first page to refer to Model 737-790 Aircraft. Such revised first pages are attached hereto and incorporated into the Agreement by this reference.

6. A new exhibit, Exhibit A-2 entitled "Aircraft Configuration - Model 737-990" is attached hereto and incorporated into the Agreement by this reference.

7. A new exhibit, Exhibit C-2 entitled "Customer Support Document, Relating to Boeing Model 737-990 Aircraft" is attached hereto and, as modified by paragraphs 1.17 and 1.18 in Letter Agreement No. 1954-7R1 dated February, 1998, is incorporated into the Agreement by this reference.

8. Exhibit E entitled "Buyer Furnished Equipment Provisions Document," paragraph 1 entitled "General," is revised to include the Model 737-900 Aircraft. Paragraph 2 entitled "Supplier Selection," is revised to include the Model 737-900 Aircraft. Attachment A to Exhibit E is revised to add the Model 737-900 Aircraft. Such revised Exhibit E is attached hereto and subject to paragraph 22 below, is incorporated into the Agreement by this reference.

9. Exhibit F entitled "Defined Terms Document," is revised to add reference to Paragraph 3.1.2.1 in the definition of the term Special Features. Such revised Exhibit F is attached hereto and is incorporated into the Agreement by this reference.

10. Letter Agreement No. 1954-2R1 entitled "Seller Purchased Equipment," is revised to add reference to the Model 737-900 detail specification in the seventh paragraph and in paragraph 1 entitled "Price." Such revised Letter


                                  SA6-2

Agreement No. 1954-2R2 is attached hereto and subject to paragraph 22 below, is incorporated into the Agreement by this reference.

11. Letter Agreement No. 1954-3R3 entitled "Option Aircraft," is revised to add ten (10) Model 737-900 Option Aircraft and to increase the quantity of Conditional Option Aircraft to twenty-nine (29) in the third paragraph. Paragraph 1 entitled "Delivery," is revised to identify existing Option Aircraft as "Block A" and to add "Block B" Model 737-900 Option Aircraft. Paragraph 2 entitled "Price," is revised to add "Block B" price information. Paragraph 4 entitled "Option Exercise" is revised to add "Block B" Option exercise dates. Paragraph 6 entitled "Conditional Option Aircraft," is revised to reflect twenty-nine (29) Model 737-700 Conditional Option Aircraft. Attachment A, paragraph 1 entitled "Option and Conditional Option Aircraft Description and Changes," is revised add the Model 737-900 description, paragraph 2 entitled "Price Description," is revised to change the SPE values for the Model 737-700 Aircraft delivering in 2001 and 2002 and to add the delivery schedule and prices for the Model 737-900. Such revised Letter Agreement No. 1954-3R4 is attached hereto and subject to paragraph 22 below, is incorporated into the Agreement by this reference.

12. Letter Agreement No. 1954-4R1 entitled "Spares Initial Provisioning,", paragraph 2 entitled "Initial Provisioning Meeting," is revised to indicate that the Spares Provisioning Implementation Manual includes the Model 737-900. Paragraph 3 entitled "Initial Provisioning Documentation," is revised to include the Model 737-900 Aircraft. Paragraph 4 entitled "Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft," is revised to refer to Model 737-900 Aircraft. Such revised Letter Agreement No. 1954-4R2 is attached hereto and incorporated into the Agreement by this reference.

13. Letter Agreement No. 1954-7 entitled "Additional Purchase Agreement Provisions," paragraph 1.8 is added and all subsequent paragraphs renumbered, paragraphs 1.18 and 1.19 are revised to add reference to Exhibit C-1 and Exhibit C-2. Such revised Letter Agreement No. 1954-7R1 is attached hereto and incorporated into the Agreement by this reference.

14. Letter Agreement No. 6-1162-DSF-005R1, Schedule of Confidential Documents, is revised to include five new Letter Agreements, 6-1162-DSF-348, 6-1162-DSF-349, 6-1162-DSF-352, 6-1162-


                                  SA6-3

DSF-353 and 6-1162-DSF-354. Such revised Letter Agreement No. 6-1162-DSF-005R2 is attached hereto and incorporated into the Agreement by this reference.

15. Letter Agreement No. 6-1162-DSF-008R4, entitled "Special Matters,", paragraph 1 entitled "Basic Credit Memorandum," is revised to add ten (10) Firm Model 737-900 Aircraft and ten (10) Option Model 737-900 aircraft. Subparagraph
1.2 entitled "Conditional Option Aircraft," is revised to reflect a quantity of twenty-nine Conditional Option Aircraft. A new subparagraph 1.3 entitle "Launch Credit Memoranda," is added. Attachment C, paragraph 2 entitled "Price Description," is revised to change the price for Model 737-900. A new paragraph 11 entitled "Model 737-900 Certification Issues," is added. Such revised Letter Agreement No. 6-1162-DSF-008R5 is attached hereto and incorporated into the Agreement by this reference.

16. Letter Agreement No. 6-1162-DSF-009R1 entitled "Special Purchase Agreement Provisions," is revised in paragraphs 1.12, 1.13, 1.14, 1.15, 1.16, 1.17 and
1.18 to add reference to Exhibit C-2. Such revised Letter Agreement No. 6-1162-DSF-009R2 is attached hereto and incorporated into the Agreement by this reference.

17. A new Letter Agreement No. 6-1162-DSF-348 entitled "Model 737-900 Aircraft Performance Guarantees," is attached hereto and incorporated into the Agreement by this reference.

18. A new Letter Agreement No. 6-1162-DSF-349 entitled "Remedy for Deviation from Fuel Burn Objective for Model 737-900 Aircraft," is attached hereto and incorporated into the Agreement by this reference.

19. A new Letter Agreement No. 6-1162-DSF-352 entitled "Maintenance Cost Protection Program - Letter of Intent Model 737-900," is attached hereto and incorporated into the Agreement by this reference.

20. A new Letter Agreement No. 6-1162-DSF-353 entitled "Certification Flight Test Aircraft," is attached hereto and incorporated into the Agreement by this reference.

21. A new Letter Agreement No. 6-1162-DSF-354 entitled "Open Configuration Matters - Model 737-900 Aircraft," is attached hereto and incorporated into the Agreement by this reference.

                                  SA6-4

22. Letter Agreements No. 1954-7 and 6-1162-DSF-009, dated September 18, 1996, modified certain provisions of Purchase Agreement No. 1954 and its accompanying exhibits and letter agreements. It is the intent of the parties that the provisions contained in Letter Agreements 1954-7 and 6-1162-DSF-009 shall apply, as applicable, to the Purchase Agreement No. 1954, including its exhibits and accompanying letter agreements, as amended and supplemented pursuant to the terms of this Agreement.

23. Any references to Letter Agreements unless otherwise indicated always refer to the latest revision of each such Letter Agreement.

24. Concurrent with execution of this Supplemental Agreement, Buyer will pay to Boeing Seven Million Five Hundred Twenty-Two Thousand One Hundred Dollars ($7,522,100). Such payment amount was calculated as follows:

      -Advance Payments due on the
       10 new Firm Model 737-900
       Aircraft                                   $5,522,100
      -Less Deposits for 10 Model
       737-900 Aircraft                          -$  750,000
      -Deposits due for 10 Model
       737-900 Option Aircraft                    $2,000,000
      -Deposit due for 10 additional
       Conditional Option Aircraft                $  750,000
                                                  ----------


               Total                              $7,522,100

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  ALASKA AIRLINES, INC.



By:                                 By:
    ------------------------           ----------------------


Its:    Attorney-In-Fact            Its:
     -----------------------            ---------------------


                                  SA6-5

                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                              ALASKA AIRLINES, INC.






                      Relating to Boeing Model 737 Aircraft

                         Purchase Agreement Number 1954

                                TABLE OF CONTENTS

                                                        Page          SA
                                                      Number      Number
                                                      ------      ------
ARTICLES

1.       Subject Matter of Sale..........................1-1        SA-6

2.       Delivery, Title and Risk
         of Loss.........................................2-1

3.       Price of Aircraft...............................3-1        SA-6

4.       Taxes...........................................4-1

5.       Payment.........................................5-1

6.       Excusable Delay.................................6-1

7.       Changes to the Detail
         Specification...................................7-1

8.       Federal Aviation Requirements and
         Certificates and Export License.................8-1

9.       Representatives, Inspection,
         Flights and Test Data...........................9-1

10.      Assignment, Resale or Lease....................10-1

11.      Termination for Certain Events.................11-1

12.      Product Assurance; Disclaimer and
         Release; Exclusion of Liabilities;
         Customer Support; Indemnification
         and Insurance..................................12-1

13.      Buyer Furnished Equipment and
         Spare Parts....................................13-1

14.      Contractual Notices and Requests...............14-1

15.      Miscellaneous..................................15-1

TABLES

1.       Aircraft Deliveries and Descriptions
       - Model 737-400 - Table 1............................

                                TABLE OF CONTENTS

                                                                      SA
                                                                  Number
                                                                  ------
TABLES (Cont.)

2.     Aircraft Deliveries and Descriptions
        - Model 737-700 - Table 2..............................     SA-4

3.     Aircraft Deliveries and Descriptions
        - Model 737-900 - Table 3 .............................     SA-6

EXHIBITS

A                Aircraft Configuration
                 Model 737-400.................................     SA-6

A-1              Aircraft Configuration
                 Model 737-700.................................     SA-6

A-2              Aircraft Configuration
                 Model 737-900.................................     SA-6

B                Product Assurance Document....................     SA-4

C                Customer Support Document
                 Model 737-490.................................     SA-6

C-1              Customer Support Document
                 Model 737-790.................................     SA-6

C-2              Customer Support Document
                 Model 737-990.................................     SA-6

D                Price Adjustments Due to
                 Economic Fluctuations -
                 Airframe and Engines..........................

D-1              Price Adjustments Due to
                 Economic Fluctuations -
                 Airplane - New Generation.....................     SA-4

E                Buyer Furnished Equipment
                 Provisions Document...........................     SA-6

F                Defined Terms Document........................     SA-6


LETTER AGREEMENTS

1954-1           Promotion Support.............................

1954-2           Seller Purchased Equipment....................     SA-6

1954-3           Option Aircraft...............................     SA-6

1954-4           Spares Initial Provisioning...................     SA-6

1954-5           Escalation Sharing............................

1954-6           Waiver of Aircraft Demonstration..............
                 Flights.......................................

1954-7           Additional Purchase Agreement ................
                 Provisions....................................     SA-6

                                TABLE OF CONTENTS

                                                                      SA
                                                                  Number
                                                                  ------
RESTRICTED LETTER AGREEMENTS

6-1162-DSF-003  Aircraft *** -
                   Model 737-400...............................

6-1162-DSF-004  Aircraft ***-
                   Model 737-800...............................

6-1162-DSF-005  Disclosure of Confidential Information.........     SA-6

6-1162-DSF-006  ***............................................     SA-3

6-1162-DSF-008  Special Matters................................     SA-6

6-1162-DSF-009  Special Purchase Agreement Provisions..........     SA-6

6-1162-DSF-012  Maintenance ***................................

6-1162-DSF-016  Special Purchase Agreement Provisions ***......

6-1162-DSF-287  *** -
                Model 737-700..................................     SA-5

6-1162-DSF-304  Open Configuration Matters -
                Model 737-700..................................     SA-5

6-1162-DSF-305  Remedy for ***- Model 737-700..................     SA-5

6-1162-DSF-306  Maintenance ***
                Model 737-700..................................     SA-4

6-1162-DSF-348  Aircraft ***
                Model 737-900..................................     SA-6

6-1162-DSF-349  Remedy for ***- Model 737-900..................     SA-6

6-1162-DSF-352  Maintenance ***
                Model 737-900..................................     SA-6

*     Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

6-1162-DSF-353  ***
                Model 737-900..................................     SA-6

6-1162-DSF-354  Open Configuration Matters -
                Model 737-900..................................     SA-6



* Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

ARTICLE 1. Subject Matter of Sale.

      1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Model 737 aircraft (the Aircraft) as described below in the quantities and of the model types shown in Tables 1 and 2 to this Agreement entitled "Aircraft Deliveries and Descriptions for Model 737 Aircraft," and manufactured in accordance with the detail specifications identified below (Detail Specification).

            1.1.1 Current Generation Aircraft.

            Model 737-490 Aircraft (Current Generation Aircraft) which will be manufactured in accordance with Boeing detail specification D6-38900-4-1C dated August 29, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement.

                  1.1.2 New Generation Aircraft.

                        1.1.2.1 Model 737-790 Aircraft (New Generation Aircraft)
                  which will be manufactured in accordance with Boeing detail specification D019A00lASA37P-2 to be dated when issued (with the date of issue), as described in Exhibit A-l, as modified from time to time in accordance with this Agreement.

                        1.1.2.2 Model 737-990 Aircraft (New Generation Aircraft)
                  which will be manufactured in accordance with Boeing detail specification D019A00lASA39P-1 to be dated when issued (with the date of issue), as described in Exhibit A-2, as modified from time to time in accordance with this Agreement.

      1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

      1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees


                                       1-1
are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

      1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.



                                      1-2

ARTICLE 3. Price of Aircraft.

      3.1 Definitions.

            3.1.1 Current Generation Aircraft.

                  3.1.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

                  3.1.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

                  3.1.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

                  3.1.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D.

                  3.1.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

            3.1.2 New Generation Aircraft.

                  3.1.2.1 Special Features selected by Buyer for Model 737-790 are listed in Exhibit A-l and Special Features selected by Buyer for Model 737-990 are listed in Exhibit A-2.

                  3.1.2.2 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

                  3.1.2.3 Aircraft Basic Price is comprised of the Base Airplane Price and the price of the Special Features.





                                       3-1

                  3.1.2.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airplane and Special Features) as calculated pursuant to Exhibit D-1.

      3.2 Aircraft Basic Price.

            3.2.1 Current Generation Aircraft.

                  The Model 737-490 Aircraft Basic Price, expressed in July 1995 dollars, is set forth below:

            Base Airframe Price:         $ ***
            Special Features             $
            Engine Price                 $

            Aircraft Basic Price         $

            3.2.2 New Generation Aircraft.

                  The Model 737-790 Aircraft Basic Price, expressed in July 1995 dollars is set forth below:

            Base Airplane Price:         $ ***
            Special Features:            $

            Aircraft Basic Price:        $

                  The Model 737-990 Aircraft Basic Price, expressed in July 1995 dollars is set forth below:

            Base Airplane Price:         $ ***
            Special Features:            $

            Aircraft Basic Price:        $

      3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

            3.3.1 the Aircraft Basic Price, set forth in Tables 1, 2 or 3, as applicable; plus

            3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formula set forth in Exhibits D or D-l, as applicable, (Price Adjustments Due to Economic Fluctuations); plus

***   Confidential treatment has been requested pursuant to Section 1II.C of the request for confidential treatment dated March 11,2003.


                                       3-2

            3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.


      3.4 Advance Payment Base Price.

            3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Tables 1, 2 or 3, as applicable.


                                       3-3

                                   Table 3 to

                               Purchase Agreement

                      Aircraft Deliveries and Descriptions

                             Model 737-990 Aircraft

Detail Specification No. and Date - D6-39127 Dated July 25, 1997
Exhibit Number - A-2

                                                                              Estimated
                                                                             Escalation
                                                                             on Article
                  Quantity          Base        Special     Article 3.2          3.2        Estimated                 Article 3.4
   Month/Year        of           Airplane     Features      Aircraft         Aircraft      Price BFE               Advance Payment
  of Delivery     Aircraft         Price         Price      Basic Price      Basic Price      to SPE       ***        Base Price
  -----------     --------         -----         -----      -----------      -----------      ------       ---        ----------
April 2001         Two (2)          ***           ***           ***             ***            ***         ***             ***
May 2001           One (1)          ***           ***           ***             ***            ***         ***             ***
June 2001          One (1)          ***           ***           ***             ***            ***         ***             ***
August 2001        One (1)          ***           ***           ***             ***            ***         ***             ***
February 2002      One (1)          ***           ***           ***             ***            ***         ***             ***
March 2002         One (1)          ***           ***           ***             ***            ***         ***             ***
April 2002         Two (2)          ***           ***           ***             ***            ***         ***             ***
May 2002           One (1)          ***           ***           ***             ***            ***         ***             ***

***   Confidential treatment has been requested pursuant to Section III.C. of the request for confidential treatment dated March 11, 2003.

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                                 ALASKA AIRLINES

                  Exhibit A-2 to Purchase Agreement Number 1954

                                   relating to

                          BOEING MODEL 737-990 AIRCRAFT

                             AIRCRAFT CONFIGURATION

                           Dated       TBD
                                 --------------------

                                   relating to

                          BOEING MODEL 737-990 AIRCRAFT

            The Detail Specification is Detail Specification D019A001ASA39P-1 to be dated when issued (with the date of issue). Such Detail Specification will be comprised of Detail Specification D019A001 to be dated when issued (with the date of issue) (such specification D019A001 is the Define and Control Airplane Configuration version of Detail Specification D6-39127, Revision Original Release dated July 25, 1997) as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests, (which will be listed in a supplement hereto once the configuration is finalized), including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight
      (OEW). Such Change Requests will be set forth in Boeing Document D019ACR1ASA39P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.


                                     A-2-1

Exhibit A-2 to
Purchase Agreement No. 1954
Page 1







                                     A-2-2

                            CUSTOMER SUPPORT DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                              ALASKA AIRLINES, INC.






                   Exhibit C to Purchase Agreement Number 1954

                                   Relating to

                          BOEING MODEL 737-490 AIRCRAFT


                                       C

                       CUSTOMER SUPPORT DOCUMENT NO. 1954

                                      Dated

                                   Relating to

                          BOEING MODEL 737-490 AIRCRAFT


         This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 1954 between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-490 aircraft. This Customer Support Document consists of the following parts:

             PART A      Boeing Maintenance Training Program

             PART B      Boeing Customer Support Services

             PART C      Boeing Flight Training Program

             PART D      Technical Data and Documents

             PART E      Buyer's Indemnification of Boeing and Insurance

             PART F      Alleviation or Cessation of Performance

                                     PART A

                       BOEING MAINTENANCE TRAINING PROGRAM

         1.       General.

         This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

         2.       Maintenance Training Program.

         In conjunction with earlier sales to Buyer of the same model type aircraft as the Aircraft, Boeing has provided to Buyer comprehensive maintenance training and/or materials for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide 1 Maintenance Training course consisting of classroom training to acquaint up to 15 of Buyer's personnel with any operational, structural or systems differences between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer that are significant to the maintenance of the Aircraft. Such course will be scheduled by mutual agreement of Boeing's and Buyer's maintenance training organizations.

         3.       Training Materials.

         Boeing will provide Buyer with a narrative description defining the expected time to teach the various differences between the first Aircraft scheduled for delivery pursuant to this agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer.

If Buyer chooses to have Boeing provide a differences Maintenance Training course, Boeing will provide at the beginning of the course, 1 copy of a training manual for the differences training course to each student attending such course. Boeing will also provide to the Buyer 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text utilized in the Maintenance Training class. No revision service will be provided for such training manuals and materials.

If Buyer chooses not to have Boeing provide a differences Maintenance Training course, Boeing will provide to Buyer at Buyer's direction, 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text that would have been utilized in a differences Maintenance Training class. Delivery of requested materials will satisfy difference training entitlements as defined herein. No revision service will be provided for such training manuals and materials.

         4.       Training at a Facility Other Than Boeing's.

         If seasonably requested, Boeing will conduct the classroom training described above at a mutually acceptable alternate training site, subject to the following conditions:

         4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

         4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

         4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

         4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

         4.5 Those portions of training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                                     PART B

                        BOEING CUSTOMER SUPPORT SERVICES

1.       General.

         This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.       Field Service Engineering.

         Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

             2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Period(s)). If such Field Service Periods overlap, the Field Services will be provided concurrently.

             2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

             2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

             2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.       Additional Engineering Support Services.

         Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

         3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

         3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

         3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.       Special Services.

         4.1      Facilities, Ground Equipment and Maintenance Planning
Assistance.

         Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

         4.2      Additional Services.

         Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to (i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

         4.3      Post-Delivery Aircraft Services.

         If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

                  4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

                  4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

                  4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

                  4.3.4 The Disclaimer and Release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

                  4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.       Additional Informational Services.

             Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                                     PART C

                         BOEING FLIGHT TRAINING PROGRAM

1.       General.

         This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.       Flight Training Program.

         In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 15 of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3. Training Materials. Any training materials, if required, that are used in Flight Training shall be provided to Buyer at the conclusion of such class. No revision service shall be provided for such training materials.

4.           Training at a Facility Other Than Boeing's.

         If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

         4.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

         4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

         4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

         4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

         4.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                                     PART D

                          TECHNICAL DATA AND DOCUMENTS

1.       General.


         Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 29 excluding FRM/FIM/ to Air Transport Association of America Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog, will be prepared essentially in accordance with the provisions of Revision 28. The Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA) Specification 2100, dated January 1994, entitled "Digital Data Standards for Aircraft Support."

2.       Treatment of Data and Documents.

         2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

         2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

         2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.       Document Formats and Quantities.

         The Attachment is provided to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication shall be the same as for the Document it replaces.

4.       Revision Service.

         Further revisions to any such Documents will be provided as set forth in the purchase agreement, purchase agreement supplement, or as may have been amended by the parties, for such aircraft.

5.       Supplier Technical Data.

         Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

6.       Additional Data and Documents.

         If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.       Buyer's Shipping Address.

         Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

Attachment to
Part D
Page 1

                                    WORKSHEET

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
A.       FLIGHT OPERATIONS:

 1.      Airplane Flight Manual                    22              51          Printed 1 Side
                                                --------        --------

         NOTE:  An additional copy is
                placed aboard each
                airplane at delivery
                as required by FAR's.

 2.      Operations Manual and Quick                5                          Printed 2 Sides
                                                --------        ---------
         Reference Handbook                         1
                                                --------        ---------      Diskette

 3.      Weight and Balance Control                 2                          Reproduced
         and Loading Manual                     --------        --------

 4.      Dispatch Deviation                         6                          Printed 2 Sides
                                                --------        --------
         Procedures Guide

 5.      Flight Crew Training Manual               12                          Printed 2 Sides
                                                ---------       --------

 6.      Performance Engineer's Manual              2                          Printed 2 Sides
                                                --------        --------

 7.      Jet Transport Performance                  0                          Printed 2 Sides
         Methods                                --------        --------
         (total quantity - all models)

 8.      FMC Supplemental Data Document             0                          Printed 2 Sides
                                                --------        --------

 9.      Operational Performance
         Software (OPS)

         a.   Inflight and Report Software          0                          Digital Magnetic
                                                --------        --------
                                                                               Tape
                                                    0                          Diskette, IBM
                                                --------        --------       Compatible
                                                                               3.5 Inch (720KB or
                                                                               1.44MB)
                                                    0                          Diskette, Macintosh
                                                --------        --------       3.5 Inch (800KB
                                                                               or 1.4MB)

         b.   Airplane Performance                  0                          Digital Magnetic
                                                --------        --------       Tape
              Monitoring (APM/HISTRY)                                          Diskette, IBM
              Software                                                         Compatible:
                                                    0                          3.5 Inch (720KB or
                                                --------        --------
                                                                               1.44MB)
                                                    0                          5.25 Inch (360KB or
                                                --------        --------       1.2MB)
                                                                 (737,747,757,767)
                                                    0                          Diskette, Macintosh
                                                --------        --------       3.5 Inch (800KB or
                                                                               1.4MB)


                                     D-A-1

Attachment to
Part D
Page 2

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
         c.   Takeoff Analysis Software              0                         Digital Magnetic
                                                --------        --------       Tape
                                                                               Diskette, IBM
                                                                               Compatible:
                                                     0                         3.5 Inch (720KB or
                                                --------        --------       1.44MB)
                                                     0                         5.25 Inch (360KB or
                                                --------        --------       1.2MB)
                                                                               (737,747,757,767)
                                                     0                         Diskette, Macintosh
                                                --------        --------       3.5 Inch (800KB or
                                                                               1.4MB)
         d.   Landing Analysis Software              0                         Digital Magnetic
                                                --------        --------       Tape
                                                                               Diskette, IBM
                                                                               Compatible:
                                                     0                         3.5 Inch (720KB or
                                                --------        --------       1.44MB)
                                                     0                         5.25 Inch (360KB or
                                                --------        --------       1.2MB)
                                                                (737,747,757,767)
                                                     0                         Diskette, Macintosh
                                                --------        --------       3.5 Inch (800KB or
                                                                               1.4MB)

10.      ETOPS Guide Vol. III                        2                         Printed 2 Sides
                                                --------        --------
         (Operational Guidelines
         and Methods)/

B.       MAINTENANCE

 1.      Aircraft Maintenance Manual                 1                         Printed 2 Sides
                                                --------        --------

                                                     0                         Printed 1 Side
                                                --------        --------

                                                    40                         Microfilm, 16mm
                                                --------        --------       Duplicate

                                                     0                         Microfilm, 16mm
                                                --------        --------       Master

                                                     0                         Digital Format
                                                --------        --------

2.       Wiring Diagram Manual                       1                         35mm Aperture Cards
                                                --------        --------       of all Wiring
                                                                               Diagrams and Charts

                                                      0                        Standard Printed
                                                                               Copies of Entire
                                                                               Manual

                                                     12                        Standard Printed
                                                --------        --------       Copies of all



                                     D-A-2

Attachment to
Part D
Page 3

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
                                                      0                        sections except EDP portion
                                                --------        --------       EDP portion in Microfilm,
                                                                               16mm, Duplicate

                                                      0                        EDP portion in
                                                --------        --------       Microfilm, 16mm,
                                                                               Master
                                                     14
                                                --------        --------       Entire Manual,
                                                                               Microfilm, 16mm,
                                                                               Duplicate
                                                      0
                                                --------        --------       Entire Manual,
                                                                               Microfilm, 16mm,
                                                                               Master

                                                      0                        Digital Format
                                                --------        --------

 3.      System Schematics Manual                    20                        Printed 2 Sides
                                                --------        --------

                                                      0                        35mm Aperture Cards
                                                --------        --------

                                                     10                        Microfilm, 16mm, Duplicate
                                                --------        --------

                                                      0                        Microfilm, 16mm, Master (737,747,757,767)
                                                --------        --------

                                                      0                        Digital Format
                                                --------        --------

 4.      Connector Part Number                        2                        Printed 2 Sides
                                                --------        --------
         Options Document

 5.      Structural Repair Manual                     5             30         Printed 2 Sides
                                                --------        --------

                                                      0                        Printed 1 Side
                                                --------        --------

                                                     12                        Microfilm, 16mm, Duplicate
                                                --------        --------

                                                      0                        Microfilm, 16mm, Master
                                                --------        --------

                                                      0                        Magnetic Tape
                                                --------        --------
                                                                               Text (Print File
                                                                               Format)
                                                                               Illustrations
                                                                               (CGM Format)

 6.      Component Maintenance/                      4
         Overhaul Manuals                       --------        --------       Printed 2 Sides



                                     D-A-3

Attachment to
Part D
Page 4

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
                                                     6                         Microfilm, 16mm, Duplicate
                                                --------        --------

                                                     0                         Microfilm, 16mm, Master
                                                --------        --------

                                                     0                         Magnetic Tape
                                                --------        --------
                                                                               Text (Print File
                                                                               Format)
                                                                               Illustrations
                                                                               (CGM Format)

 7.      Chapter 20 Standard                         0                         Printed 2 Sides
                                                --------        --------
         Overhaul Practices Manual
         (total quantity - all models)               0                         Printed 1 Side
                                                --------        --------

                                                    12                         Microfilm, 16mm, Duplicate
                                                --------        --------

                                                     0                         Microfilm, 16mm, Master
                                                --------        --------
 8.      Chapter 20 Standard Wiring                  5                         Printed 2 Sides
                                                --------        --------
         Practices Manual
         (total quantity - all models)              25                         Microfilm, 16mm, Duplicate
                                                --------        --------

                                                     0                         Microfilm, 16mm, Master
                                                --------        --------

 9.      Nondestructive Test                         0                         Printed 2 Sides
                                                ---------       --------
         Manual
                                                     0                         Printed 1 Side
                                                --------        --------

                                                     2                         Microfilm, 16mm, Duplicate
                                                --------        --------

                                                     0                         Microfilm, 16mm, Master
                                                --------        --------


                                     D-A-4

Attachment to
Part D
Page 5

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
                                                     0                         Magnetic Tape
                                                --------        --------
                                                                               Text (Print File Format)
                                                                               Illustrations
                                                                               (CGM Format)

10.      Service Bulletins                           2                         Printed 2 Sides
                                                --------        --------

11.      Service Bulletins Index                     1                         Printed 2 Sides
                                                --------        --------

12.      Corrosion Prevention Manual                 5                         Printed 2 Sides
                                                --------        --------

                                                     0                         Printed 1 Side
                                                --------        --------

                                                     0                         Microfilm, 16mm, Duplicate
                                                --------        --------

                                                     0                         Microfilm, 16mm, Master
                                                --------        --------

                                                     0                         Magnetic Tape
                                                --------        --------
                                                                               Text (Print File Format)
                                                                                Illustrations
                                                                               (CGM Format)

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
13.      Fuel Measuring Stick                      3/ A/C                      Printed 1 Side
                                                ---------       --------
         Calibration Document
               Check One:
                    U. S. Gallons                  X
                                                 ---
                    Imperial Gallons
                                                 ---
                    Pounds
                                                 ---
                    Kilograms
                                                 ---
                    Liters
                                                 ---

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
14.      Power Plant Buildup Manual                10                               Printed 2 Sides
                                               ---------        --------

                                                    0                          Printed 1 Side
                                               ---------        --------

                                                    0                          Microfilm (16mm) Duplicate
                                               --------         --------

                                                    0                          Microfilm (16mm) Master
                                               --------         --------

15.      FMS BITE Manual                            25                         Printed 2 Sides
                                               --------         --------

                                                     0                         Microfilm, 16mm, Duplicate
                                               --------         --------

                                                     0                         Microfilm, 16mm, Master/
                                               --------         --------


                                     D-A-5

Attachment to
Part D
Page 6

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
16.      In-Service Activity Report                 2                          Printed 2 sides
                                               --------         --------

17.      All Operator Letter                        2                          Printed 1 or
                                               --------         --------
                                                                               2 sides

18.      Service Letters                            3                          Printed 1 or
                                               --------         --------
                                                                               2 sides

19.      Structural Item Interim                    2                          Printed 1 or
                                               --------         --------
         Advisory                                                              2 sides

20.      Maintenance Tips                           2                          Printed 1 or
                                               --------         --------
                                                                               2 sides

21.      Combined Index                             1                          Printed 2 sides
                                               --------         --------

                                                    1                          Digital Format
                                               --------         --------

C.       MAINTENANCE PLANNING

 1.      Maintenance Planning                       3                          Printed 2 sides
                                               --------         --------
         Data Documents
                                                    0                          Microfilm (16mm) Duplicate
                                               --------         --------

                                                    0                          Microfilm (16mm) Master
                                               --------         --------

                                                    0                          Digital Format
                                               --------         --------

 2.      Maintenance Task Cards                     1                          Printed 1 Side
                                               --------         --------

                                                    0                          Microfilm (16mm) Duplicate
                                               --------         --------

                                                    0                          Microfilm (16mm) Master
                                               --------         --------

                                                    1                          Digital Format
                                               --------         --------


                                     D-A-6

Attachment to
Part D
Page 7

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
 3.      Maintenance Task Card Index                1                          Printed 2 sides
                                               --------         --------

                                                    0                          Digital Format  (777)
                                               --------         --------

 4.      Maintenance Inspection                     2                          Printed 2 sides
                                               --------         --------
         Intervals Report
         (total quantity - all models)

D.       SPARES

 1.      Illustrated Parts Catalog                  0                          Printed 2 Sides
                                               --------         --------
         (select one format only)
                                                    0                          Printed 1 Side
                                               --------         --------

                                                   35                          Microfilm (16mm) Duplicate
                                               --------         --------

                                                    0                          Microfilm (16mm) Master
                                               --------         --------
 2.      Standards Books

         a.    Index                                0                          Printed 2 Sides
                                               --------         --------

                                                    2                          Microfilm (16mm) Duplicate
                                               --------         --------

         b.    Parts Standards                      0                          Printed 2 Sides
                                               --------         --------

                                                    2                          Microfilm (16mm) Duplicate
                                               --------         --------

         c.    Parts Specifications                 0                          Printed 2 Sides
                                               --------         --------

                                                    2                          Microfilm (16mm) Duplicate
                                               --------         --------

         d.    Standards for Repair                 0                          Printed 2 Sides
                                               --------         --------

                                                    1                          Microfilm (16mm) Duplicate
                                               --------         --------

         e.    Obsolete Standards                   0                          Printed 2 Sides
                                               --------         --------

                                                    1                          Microfilm (16mm) Duplicate
                                               --------         --------


                                     D-A-7

Attachment to
Part D
Page 8

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
         f.    Commercial Markers                   0                          Printed 2 Sides
                                               --------         --------

                                                    1                          Microfilm (16mm) Duplicate
                                               --------         --------

         g.    Commercial Markers 737               0                          Printed 2 Sides
                                               --------         --------

                                                    1                          Microfilm (16mm) Duplicate
                                               --------         --------

         h.    Passenger Cabin Symbology            0                          Printed 2 Sides
                                               --------         --------
               (Commercial Placards)
                                                    1                          Microfilm (16mm) Duplicate
                                               --------         --------

         i.    Process Standards                    0                          Printed 2 Sides
                                               --------         --------

                                                    4                          Microfilm (16mm) Duplicate
                                               --------         --------
         j.    Material Standards                   0                          Printed 2 Sides
                                               --------         --------

                                                    1                          Microfilm (16mm) Duplicate
                                               --------         --------

         k.    Drafting Standards Practices         0                          Printed 2 Sides
                                               --------         --------

                                                    1                          Microfilm (16mm) Duplicate
                                               --------         --------

         l.    Specification Support                0                          Printed 2 Sides
                                               --------         --------
               Standards
                                                    0                          Microfilm (16mm) Duplicate
                                               --------         --------

E.       FACILITIES AND EQUIPMENT PLANNING

 1.      Facilities and Equipment                   4                          Printed 2 Sides
                                               --------         --------
         Planning Document
                                                    0                          Microfilm (16mm) Master (777)
                                               --------         --------


 2.      Special Tool and Ground                    1                          Microfilm, (35mm)
                                               --------         --------
         Handling Equipment Drawings                                           Duplicate in Aperture Card Format

 3.      Special Tool and Ground                    2                          Printed 2 Sides
                                               --------         --------
         Handling Equipment Drawings
         Index

 4.      Supplementary Tooling                      1                          Printed 2 Sides
                                               --------         --------
         Documentation
         (total quantity - all models)


                                     D-A-8

Attachment to
Part D
Page 9

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
 5.      System Test Equipment                      2                          Printed 1 Side
                                               --------         --------
         Document

 6.      Illustrated Tool and                       2                          Printed 2 Sides
                                               --------         --------
         Equipment List/Manual
                                                    0                          Printed 1 Side
                                               --------         --------

                                                    1                          Microfilm, 16mm, Duplicate
                                               --------         --------

                                                    0                          Microfilm, 16mm, Master
                                               --------         --------

 7.      Aircraft Recovery Document                 6                          Printed 2 Sides
                                               --------         --------

 8.      Airplane Characteristics for               2                          Printed 2 sides
                                               --------         --------
         Airport Planning

 9.      Airplane Rescue and Fire                   2                          Printed 2 Sides
                                               --------         --------
         Fighting Document (total
         quantity - all models)

10.      Engine Handling Document                   2                          Printed 2 Sides
                                               --------         --------

F.       Configuration, Maintenance                 2                          Printed 2 Sides
                                               --------         --------
         and Procedures for Extended
         Range Operations Document/

G.       ETOPS Guide Vol. I                         2                          Printed 2 Sides
                                               --------         --------
         (Configuration, Maintenance
         and Procedures Supplement)/

H.       ETOPS Guide Vol. II                        2                          Printed 2 Sides
                                               --------         --------
         (Maintenance Programs Guidelines)
         (total quantity - all models)/

I.       Computer Software Index                    2                          Printed 2 Sides
         (total quantity - all models)         --------         --------


                                     D-A-9

Attachment to
Part D
Page 10

                                   WORKSHEET
                                   ---------

                                               ORIGINAL         REVISED
ITEM       NAME                                QUANTITY         QUANTITY       FORMAT
----       ----                                --------         --------       ------
J.       Supplier Technical Data

         1.    Service Bulletins                    2                          Printed
                                               --------         --------

         2.    Ground Support Equipment             4                          Printed
                                               --------         --------
               Data

         3.    Provisioning Information             2                          Printed
                                               --------         --------

         4.    Component Maintenance/               3                          Printed
                                               --------         --------
               Overhaul Manuals

         5.    Component Maintenance/               5                          Printed
                                               --------         --------
               Overhaul Manuals Index
               (total quantity - all models)

         6.    Publications Index                   3                          Printed
                                               ---------        --------

         7.    Product Support Supplier             1                          Printed
                                               ---------        --------
               Directory (total quantity -
               all models)


                                     D-A-10

                                     PART E

                 BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE

1.       Buyer's Indemnification Of Boeing.

         Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

         1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

         1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.       Buyer's Insurance.

         Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

         2.1      Hull All Risk; Hull War & Allied Perils Insurance.

         Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

         2.2      Aircraft Liability Insurance.

         (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

         (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

         (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

         (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

         2.3      For Coverages Specified in 2.1 and 2.2.

         (a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

         (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

         (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

         (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

Exhibit A-2 to
Purchase Agreement No. 1954
Page 1

                                     PART F

                     Alleviation or Cessation of Performance

Boeing will not be required to provide any services, training, data or goods at a facility while:

         1. a labor stoppage or dispute in progress involving Buyer exists;

         2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

         3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

         4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

         5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

                            CUSTOMER SUPPORT DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                              ALASKA AIRLINES, INC.



                  Exhibit C-1 to Purchase Agreement Number 1954

                                   Relating to

                          BOEING MODEL 737-790 AIRCRAFT

                        CUSTOMER SUPPORT DOCUMENT NO. TBD

                                      Dated

                                   Relating to

                          BOEING MODEL 737-790 AIRCRAFT

         This Customer Support Document is Exhibit C-1 to and forms a part of Purchase Agreement No. 1954 between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-790 aircraft. For purposes of this Exhibit C-1, Aircraft is defined as the Model 737-790 Aircraft. This Customer Support Document consists of the following parts:

             PART A     Boeing Maintenance Training Program

             PART B     Boeing Customer Support Services

             PART C     Boeing Flight Training Program

             PART D     Technical Data and Documents

             PART E     Buyer's Indemnification of Boeing and Insurance

             PART F     Alleviation or Cessation of Performance


                                     C-1-I

                                     PART A

                       BOEING MAINTENANCE TRAINING PROGRAM

1.           General.

         This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.       Maintenance Training Planning Conference.

         No later than 12 months prior to delivery of Buyer's first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.       Maintenance Training Program.

         The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii) if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:

         3.1      Mechanical/Power Plant Systems Course.

         This course provides mechanical instruction on the maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

One class; up to 15 students.

         3.2      Electrical Systems Course.

         This course provides electrical instruction on the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

One class; up to 15 students.

         3.3      Avionics Systems Course.

         This course provides instruction on the maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

One class; up to 15 students.

         3.4      Aircraft Rigging Course.

         This course provides instruction on aircraft rigging so as to provide Buyer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines. The conditions set forth in paragraph 4 below will be applicable with respect to Boeing's providing such course.

One class; up to 6 students at a mutually acceptable alternate facility.

      3.5   Advanced Composite Repair Course.

            This course provides instruction for Buyer's structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 8 students.

4.    Training at a Facility Other Than Boeing's.

      If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

      4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

      4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

      4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

      4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

      4.5 Those portions of training that require the use of Boeing's training devices shall be conducted at Boeing-designated facilities.

5.    Supplier Training.

      The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.

If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

6.    Student Training Material.

      No revision service will be provided for the material provided hereunder.

      6.1   Manuals.

      Boeing will provide at the beginning of each Maintenance Training course 1 copy of a training manual or equivalent for each student attending such course.

      6.2   Panel Description/Component Locator Guide/Field Trip Checklist
            Manual.

            Boeing will provide 1 copy of a Panel Description/Component Locator Guide/Field Trip Checklist Manual for each student in each applicable Maintenance Training course.

7.    Other Training Material.

      At the conclusion of the Maintenance Training Program, Boeing will provide to Buyer 1 set of the following training materials, as used in the full Aircraft systems courses. Revision service will not be provided for these materials.

      7.1   Visual Aids.

            7.1.1 Blackline 8-1/2 x 11-inch projection transparencies.

            7.1.2 Full-scale instrument panel wall charts in the form of black and white copies and mylar reproducible copies.

            7.1.3 Training slides.

      7.2   Reproducible Masters.

            8-1/2 x 11-inch prints suitable for black and white reproduction of all graphics and applicable text.

      7.3   Video Programs.

            Video programs on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

      7.4   Computer-Based Training (CBT) Courseware.

            CBT courseware, and instructions for courseware installation and operation.

      7.5   Shipment of Materials.

            The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

      7.6   Training Material - Aircraft Configuration.

            The visual aids and reproducible masters (except training slides and CBT) described above will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Buyer. CBT Courseware will reflect the major configuration of the first Aircraft delivered to Buyer.

8.    Course Completion Records.

      At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

      8.1 Master copies of all examinations given.

      8.2 Attendance and examination records for each student.

      8.3 Certificate of completion for each course each student successfully completes.

                                     PART B

                        BOEING CUSTOMER SUPPORT SERVICES

1.    General.

      This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.    Field Service Engineering.

      Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

      2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for a period beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Periods). If such Field Service Periods overlap, the Field Services will be provided concurrently.

      2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

      2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

      2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.    Additional Engineering Support Services.

      Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

      3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

      3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

      3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.    Special Services.

      4.1   Facilities, Ground Equipment and Maintenance Planning Assistance.

            Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

      4.2   Additional Services.

            Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which services may include such items as Master Changes (Kits and/or Data), training, and maintenance and repair of the Aircraft. The provision of such additional services will be subject to
(i) a mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages, and indemnification and insurance requirements.

      4.3   Post-Delivery Aircraft Services.

            If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

            4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

            4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

            4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

            4.3.4 The disclaimer and release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

            4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.    Additional Informational Services.

      Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                                     PART C

                         BOEING FLIGHT TRAINING PROGRAM

1.    General.

      This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.    Flight Training Differences Program.

      In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 4 cockpit crews of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.    Student Training Material.

      Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

                      Operations Manual
                      Quick Reference Handbook

4.    Other Training Material.

      At the conclusion of the Differences Flight Training, Boeing will provide 1 set of the following materials, as used in the Flight Training Program. Revision service will not be provided for these materials.

      4.1   Computer Based Training (CBT).

            Boeing will provide a copy of Boeing developed CBT materials used in the Flight Training Program. The CBT Courseware will reflect the major configuration of Buyer's first Aircraft. Buyer will require certain equipment and materials in order to use the CBT Program. Equipment and materials required to run the CBT Program will be procured by Buyer at Buyer's expense. The CBT materials provided include the following:

            4.1.1 1 copy of lesson files supplied on CD-ROM disc.

            4.1.2 1 paper copy of loading and operation instructions for installing the lessons on an MS-DOS compatible Personal Computer or File Server.

            4.1.3 1 copy of the runtime software required to run the CBT lessons.

      4.2 Full-Scale Color Instrument Panel Wall Charts.

5.    Training at a Facility Other Than Boeing's.

      If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

      5.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

      5.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

      5.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

      5.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

      5.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                                     PART D

                          TECHNICAL DATA AND DOCUMENTS

1.    General.

      Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 33 to Air Transport Association of America (ATA) Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog will be prepared essentially in accordance with the provisions of Revision 28; the Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA) Specification 2100, dated January 1994, entitled "Digital Data Standards for Aircraft Support."

2.    Treatment of Data and Documents.

      2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

      2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

      2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.    Document Formats and Quantities.

      The Attachment is provided to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part D applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication will be the same as for the document it replaces.

4.    Revision Service.

      Further revisions to any such documents will be provided as set forth in the original purchase agreement, purchase agreement supplement, or as may have been amended by the parties, for such aircraft.

5.    Supplier Technical Data.

      Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

6.    Additional Data and Documents.

      If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.    Buyer's Shipping Address.

      Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

8.    Data and Document Quantities.

      Buyer and Boeing will jointly determine the quantities for the materials listed below no later than one year prior to the scheduled delivery of the first Model 737-790 Aircraft.

Attachment to
Part D
Page 1

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
A.          FLIGHT OPERATIONS:

 1.         Airplane Flight Manual                                           Printed 1 Side
                                                    --------   --------
            NOTE:  An additional copy is
                   placed aboard each
                   airplane at delivery
                   as required by FAR's.

 2.         Operations Manual and Quick                                      Printed 2 Sides
            Reference Handbook                      --------   --------

 3.         Weight and Balance Control                                       Reproduced
            and Loading Manual                      --------   --------


 4.         Dispatch Deviation                                               Printed 2 Sides
                                                    --------   --------
            Procedures Guide

 5.         Flight Crew Training Manual                                      Printed 2 Sides
                                                    --------   --------
 6.         Performance Engineer's Manual                                    Printed 2 Sides
                                                    --------   --------
 7.         Fault Reporting Manual                                           Printed 2 Sides
                                                    --------   --------
B.          MAINTENANCE

 1.         Aircraft Maintenance Manual                                      Printed 2 Sides
                                                    --------   --------
                                                                             Printed 1 Side
                                                    --------   --------
                                                                             Microfilm, 16mm,
                                                    --------   --------       Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------       Master

                                                                             Digital Format
                                                    --------   --------


                                      D-A-1

Attachment to
Part D
Page 2

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
 2.         Wiring Diagram Manual                                            Full-Size Mylar
                                                    --------   --------      Reproducible of any
                                                                             Wiring Diagram or
                                                                             Chart on specific
                                                                             request therefor

                                                                             One set of 35mm
                                                    -------    -------       Aperture Cards of
                                                                             all Wiring
                                                                             Diagrams and
                                                                             Charts

                                                                             Standard Printed
                                                    --------   --------      Copies of Entire
                                                                             Manual

                                                                             Standard Printed
                                                    --------   --------      Copies of all
                                                                             sections except
                                                                             EDP portion

                                                                             EDP portion in
                                                    --------   --------      Microfilm, 16mm,
                                                                             Duplicate

                                                                             EDP portion in
                                                    --------   --------      Microfilm, 16mm,
                                                                             Master

                                                                             Entire Manual,
                                                    --------   --------      Microfilm, 16mm,
                                                                             Duplicate

                                                                             Entire Manual,
                                                    --------   --------      Microfilm, 16mm,
                                                                             Master

                                                                             Digital Format
                                                    --------   --------



                                      D-A-2

Attachment to
Part D
Page 3

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
 3.         System Schematics Manual                                         Printed 2 Sides
                                                    --------   --------

                                                                             Full-Size Mylar
                                                    --------   --------      Reproducibles of
                                                                             any page, upon
                                                                             specific request
                                                                             therefor

                                                                             35mm Aperture
                                                    --------   --------      Cards

                                                                             Schematics,
                                                    --------   --------      Microfilm, 16mm,
                                                                             Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------      Master

                                                                             Digital Format
                                                    --------   --------

 4.         Electrical Connectors                                            Printed
            Options Document                        --------   --------


 5.         Fault Isolation Manual                                           Printed 2 Sides or
            (if separate)                           --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------      Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------      Master

                                                                             Digital Format
                                                    --------   --------

 6.         Structural Repair Manual                                         Printed 2 Sides
                                                    --------   --------

                                                                             Printed 1 Side
                                                    --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------       Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------       Master

                                                                             Digital Format
                                                    --------   --------


                                      D-A-3

Attachment to
Part D
Page 4

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
 7.         Component Maintenance/                                           Printed 2 Sides
            Overhaul Manuals                        --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------       Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------       Master

 8.         Chapter 20 Standard                                              Printed 2 Sides
            Overhaul Practices Manual               --------   --------
            (total quantity - all models)                                    Printed 1 Side
                                                    --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------       Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------        Master

 9.         Chapter 20 Standard Wiring                                       Printed 2 Sides
            Practices Manual                        --------   --------
            (total quantity - all models)                                    Microfilm, 16mm,
                                                    --------   --------        Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------        Master

                                                                             Digital Format
                                                    --------   --------

10.         Nondestructive Test                                              Printed 2 Sides
            Manual                                  --------   --------

                                                                             Printed 1 Side
                                                    --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------        Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------        Master

11.         Service Bulletins                                                Printed 2 Sides
                                                    --------   --------

12.         Service Bulletin Index                                           Printed 2 Sides
                                                    --------   --------


                                      D-A-4

Attachment to
Part D
Page 5

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
13.         Corrosion Prevention Manual                                      Printed 2 Sides
                                                    --------   --------

                                                                             Printed 1 Side
                                                    --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------        Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------        Master

14.         Fuel Measuring Stick                                             Reproduced
            Calibration Document                    --------   --------

15.         Power Plant Buildup Manual                                       Printed 2 Sides
                                                    --------   --------

                                                                             Printed 1 Side
                                                    --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------        Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------        Master

                                                                             Digital Format
                                                    --------   --------

16.         In-Service Activity Report                                       Printed
                                                    --------   --------

17.         Significant Service Item                                         Printed
            Summary                                 --------   --------


18.         All Operators Letters                                            Printed
                                                    --------   --------

19.         Service Letters                                                  Printed
                                                    --------   --------

20.         Maintenance Tips                                                 Printed
                                                    --------   --------

21.         FMS BITE Manual                                                  Printed 2 Sides
                                                    --------   --------

                                                                             Microfilm, 16mm,
                                                    --------   --------        Duplicate

                                                                             Microfilm, 16mm,
                                                    --------   --------        Master

22.         Production Management Data Base                                  Digital Format
            (PMDB)                                  --------   --------


23.         Combined Index                                                   Printed 2 Sides
                                                    --------   --------

                                                                             Digital Format
                                                    --------   --------


                                      D-A-5

Attachment to
Part D
Page 6

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
C.          MAINTENANCE PLANNING

 1.         Maintenance Planning                                               Printed
            Data Documents                          --------     --------


 2.         Maintenance Task Cards                                             Printed 1 Side
                                                    --------     --------

 3.         Maintenance Inspection                                             Printed
            Intervals Report                        --------     --------
            (total quantity - all models)

D.          SPARES

 1.         Illustrated Parts Catalog                                          Printed 2 Sides
            (select one format only)                --------     --------

                                                                               Printed 1 Side
                                                    --------     --------

                                                                               Microfilm (16mm)
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------      (Silver Halide)

 2.         Standards Books

            a.      Index                                                      Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            b.      Parts Standards                                            Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            c.      Parts Specifications                                       Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            d.      Standards for Repair                                       Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            e.      Obsolete Standards                                         Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            f.      Commercial Markers                                         Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------


                                     D-A-6

Attachment to
Part D
Page 7

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
            g.      Commercial Markers 737-790                                 Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            h.      Passenger Cabin Symbology                                  Printed 2 Sides
                    (Commercial Placards)           --------     --------

                                                                               Microfilm
                                                    --------     --------

            i.      Process Standards                                          Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            j.      Material Standards                                         Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            k.      Drafting Standards Practices                               Printed 2 Sides
                                                    --------     --------

                                                                               Microfilm
                                                    --------     --------

            l.      Specification Support                                      Printed 2 Sides
                    Standards                       --------     --------

                                                                               Microfilm
                                                    --------     --------

E.          FACILITIES AND EQUIPMENT PLANNING

 1.         Facilities and Equipment                                           Printed 2 Sides
            Planning Document                       --------     --------


 2.         Special Tool and Ground                                            Sets Aperture
            Handling Equipment Drawings             --------     --------
            Cards

                                                                               Sets Reproducible
                                                    --------     --------

                                                                               Sets Black &
                                                    --------     --------      White Copies

 3.         Special Tool and Ground                                            Printed 2 Sides
            Handling Equipment Drawings             --------     --------
            Index

 4.         Supplementary Tooling                                              Printed 2 Sides
            Documentation                           --------     --------
            (Total quantity - all models)

 5.         System Test Equipment                                              Printed 1 Side
            Document                                --------     --------


                                     D-A-7

Attachment to
Part D
Page 8

                                    WORKSHEET

                                                   ORIGINAL     REVISED
ITEM          NAME                                 QUANTITY     QUANTITY      FORMAT
----          ----                                 --------     --------      ------
 6.         Illustrated Tool and                                               Printed 2 Sides
            Equipment Manual                        --------     --------

                                                                               Printed 1 Side
                                                    --------     --------

                                                                               Microfilm,
                                                    --------     --------      16mm, Duplicate

                                                                               Microfilm,
                                                    --------     --------      16mm, Master

 7.         Airplane Recovery Document                                         Printed 2 Sides
                                                    --------     --------

 8.         Aircraft Rescue and                                                Printed
                                                    --------     --------
            Firefighting Document

 9.         Engine Handling Document                                           Printed 2 Sides
                                                    --------     --------

F.          EROPS

            Configuration, Maintenance                                         Printed 2 Sides
            and Procedures for Extended             --------     --------
            Range Operations Document

G.          COMPUTER SOFTWARE DOCUMENTATION FOR
            AIRBORNE COMPONENTS

            Computer Software Index                                            Printed 2 Sides
                                                    --------     --------

H.          Supplier Technical Data
            Product Support Supplier                                           Printed
            Directory (total quantity -             --------     --------
            all models)


                                     D-A-8

                                     PART E

                 BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE

1.    Buyer's Indemnification Of Boeing.

      Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

      1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

      1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.    Buyer's Insurance.

      Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

      2.1   Hull All Risk; Hull War & Allied Perils Insurance.

            Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

      2.2   Aircraft Liability Insurance.

            (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

            (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

            (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

            (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

      2.3   For Coverages Specified in 2.1 and 2.2.

            (a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

            (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

            (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

            (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

Exhibit A-2 to
Purchase Agreement No. 1954
Page 1

                                     PART F

                     Alleviation or Cessation of Performance

Boeing will not be required to provide any services, training, data or goods at a facility while:

            1. a labor stoppage or dispute in progress involving Buyer exists;

            2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

            3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

            4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

            5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

                            CUSTOMER SUPPORT DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                              ALASKA AIRLINES, INC.





                  Exhibit C-2 to Purchase Agreement Number 1954

                                   Relating to

                          BOEING MODEL 737-990 AIRCRAFT

                      CUSTOMER SUPPORT DOCUMENT NO. 1954-2


                            Dated _____________________


                                   Relating to


                          BOEING MODEL 737-990 AIRCRAFT


                             _______________________




      This Customer Support Document is Exhibit C-2 to and forms a part of Purchase Agreement No. 1954 between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-990 aircraft. For purposes of this Exhibit C-2, Aircraft is defined as the Model 737-990 Aircraft. This Customer Support Document consists of the following parts:

             PART A           Boeing Maintenance Training Program

             PART B           Boeing Customer Support Services

             PART C           Boeing Flight Training Program

             PART D           Technical Data and Documents

             PART E           Buyer's Indemnification of Boeing and Insurance

             PART F           Alleviation or Cessation of Performance



                                      C-2-I

                                     PART A

                       BOEING MAINTENANCE TRAINING PROGRAM

1.    General.

      This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.    Maintenance Training Planning Conference.

      No later than 12 months prior to delivery of Buyer's first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.    Maintenance Training Program.

      The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii) if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:

      3.1   Mechanical/Power Plant Systems Course.

            This course provides mechanical instruction on the maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

One class; up to 15 students.

      3.2   Electrical Systems Course.

            This course provides electrical instruction on the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

One class; up to 15 students.

      3.3   Avionics Systems Course.

            This course provides instruction on the maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

One class; up to 15 students.

      3.4   Aircraft Rigging Course.

            This course provides instruction on aircraft rigging so as to provide Buyer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines. The conditions set forth in paragraph 4 below will be applicable with respect to Boeing's providing such course.

One class; up to 6 students at a mutually acceptable alternate facility.

      3.5   Advanced Composite Repair Course.

            This course provides instruction for Buyer's structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 8 students.

4.    Training at a Facility Other Than Boeing's.

      If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

            4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

            4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

            4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

            4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

            4.5 Those portions of training that require the use of Boeing's training devices shall be conducted at Boeing-designated facilities.

5.    Supplier Training.

      The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.

If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

6.    Student Training Material.

      No revision service will be provided for the material provided hereunder.

      6.1   Manuals.

            Boeing will provide at the beginning of each Maintenance Training course 1 copy of a training manual or equivalent for each student attending such course.

      6.2   Panel Description/Component Locator Guide/ Field Trip Checklist
            Manual.

            Boeing will provide 1 copy of a Panel Description/Component Locator Guide/Field Trip Checklist Manual for each student in each applicable Maintenance Training course.

7.    Other Training Material.

      At the conclusion of the Maintenance Training Program, Boeing will provide to Buyer 1 set of the following training materials, as used in the full Aircraft systems courses. Revision service will not be provided for these materials.

      7.1   Visual Aids.

            7.1.1 Blackline 8-1/2 x 11-inch projection transparencies.

            7.1.2 Full-scale instrument panel wall charts in the form of black and white copies and mylar reproducible copies.

            7.1.3 Training slides.

      7.2   Reproducible Masters.

            8-1/2 x 11-inch prints suitable for black and white reproduction of all graphics and applicable text.

      7.3   Video Programs.

            Video programs on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

      7.4   Computer-Based Training (CBT) Courseware.

            CBT courseware, and instructions for courseware installation and operation.

      7.5   Shipment of Materials.

            The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

      7.6   Training Material - Aircraft Configuration.

            The visual aids and reproducible masters (except training slides and CBT) described above will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Buyer. CBT Courseware will reflect the major configuration of the first Aircraft delivered to Buyer.

8.    Course Completion Records.

      At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

      8.1   Master copies of all examinations given.

      8.2   Attendance and examination records for each student.

      8.3 Certificate of completion for each course each student successfully completes.

                                     PART B

                        BOEING CUSTOMER SUPPORT SERVICES

1.    General.

      This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.    Field Service Engineering.

      Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

      2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for a period beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Periods). If such Field Service Periods overlap, the Field Services will be provided concurrently.

      2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

      2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

      2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.    Additional Engineering Support Services.

      Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

      3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

      3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

      3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.    Special Services.

      4.1   Facilities, Ground Equipment and Maintenance Planning Assistance.

            Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

      4.2   Additional Services.

            Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which services may include such items as Master Changes (Kits and/or Data), training, and maintenance and repair of the Aircraft. The provision of such additional services will be subject to
(i) a mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages, and indemnification and insurance requirements.

      4.3   Post-Delivery Aircraft Services.

            If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

            4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

            4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

            4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

            4.3.4 The disclaimer and release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

            4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.    Additional Informational Services.

      Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                                     PART C

                         BOEING FLIGHT TRAINING PROGRAM


1.       General.

         This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.       Flight Training Differences Program.

         In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 4 cockpit crews of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.       Student Training Material.

         Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

                  Operations Manual
                  Quick Reference Handbook

4.       Other Training Material.

         At the conclusion of the Differences Flight Training, Boeing will provide 1 set of the following materials, as used in the Flight Training Program. Revision service will not be provided for these materials.

         4.1      Computer Based Training (CBT).

                  Boeing will provide a copy of Boeing developed CBT materials used in the Flight Training Program. The CBT Courseware will reflect the major configuration of Buyer's first Aircraft. Buyer will require certain equipment and materials in order to use the CBT Program. Equipment and materials required to run the CBT Program will be procured by Buyer at Buyer's expense. The CBT materials provided include the following:

                  4.1.1    1 copy of lesson files supplied on CD-ROM disc.

                  4.1.2 1 paper copy of loading and operation instructions for installing the lessons on an MS-DOS compatible Personal Computer or File Server.

                  4.1.3 1 copy of the runtime software required to run the CBT lessons.

         4.2      Full-Scale Color Instrument Panel Wall Charts.

5.       Training at a Facility Other Than Boeing's.

         If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

         5.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

         5.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

         5.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

         5.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

         5.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                                     PART D

                          TECHNICAL DATA AND DOCUMENTS


1.       General.

         Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 33 to Air Transport Association of America (ATA) Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog will be prepared essentially in accordance with the provisions of Revision 28; the Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA) Specification 2100, dated January 1994, entitled "Digital Data Standards for Aircraft Support."

2.       Treatment of Data and Documents.

         2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

         2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

         2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.       Document Formats and Quantities.

         The Attachment is provided to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part D applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication will be the same as for the document it replaces.

4.       Revision Service.

         Further revisions to any such documents will be provided as set forth in the original purchase agreement, purchase agreement supplement, or as may have been amended by the parties, for such aircraft.

5.       Supplier Technical Data.

         Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment

6.       Additional Data and Documents.

         If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.       Buyer's Shipping Address.

         Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

8.       Data and Document Quantities.

         Buyer and Boeing will jointly determine the quantities for the materials listed below no later than one year prior to the scheduled delivery of the first Model 737-990 Aircraft.

Attachment to
Part D
Page 1


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
A.       FLIGHT OPERATIONS:

 1.      Airplane Flight Manual                   ________        ________      Printed 1 Side

         NOTE:  An additional copy is
                placed aboard each
                airplane at delivery
                as required by FAR's.

 2.      Operations Manual and Quick              ________        ________      Printed 2 Sides
         Reference Handbook

 3.      Weight and Balance Control               ________        ________
         and Loading Manual

 4.      Dispatch Deviation                       ________        ________      Printed 2 Sides
         Procedures Guide

 5.      Flight Crew Training Manual              ________        ________      Printed 2 Sides

 6.      Performance Engineer's Manual            ________        ________      Printed 2 Sides

 7.      Fault Reporting Manual                   ________        ________      Printed 2 Sides

B.       MAINTENANCE

 1.      Aircraft Maintenance Manual              ________        ________      Printed 2 Sides

                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

                                                  ________        ________      Digital Format

Attachment to
Part D
Page 2


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
 2.      Wiring Diagram Manual                    ________        ________      Full-Size Mylar
                                                                                Reproducible of any

                                                                                Wiring Diagram or
                                                                                Chart on specific
                                                                                request therefor

                                                  ________        ________      One set of 35mm
                                                                                Aperture Cards of all
                                                                                Wiring Diagrams and Charts

                                                  ________        ________      Standard Printed
                                                                                Copies of Entire Manual

                                                  ________        ________      Standard Printed
                                                                                Copies of all sections
                                                                                except EDP portion

                                                  ________        ________      EDP portion in Microfilm,
                                                                                16mm, Duplicate

                                                  ________        ________      EDP portion in Microfilm,
                                                                                16mm, Master

                                                  ________        ________      Entire Manual, Microfilm,
                                                                                16mm, Duplicate

                                                  ________        ________      Entire Manual, Microfilm,
                                                                                16mm, Master

                                                  ________        ________      Digital Format

Attachment to
Part D
Page 3


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
 3.      System Schematics Manual                 ________        ________      Printed 2 Sides

                                                  ________        ________      Full-Size Mylar
                                                                                Reproducibles of any page,
                                                                                upon specific request
                                                                                therefor

                                                  ________        ________      35mm Aperture Cards

                                                  ________        ________      Schematics, Microfilm,
                                                                                16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

                                                  ________        ________      Digital Format

 4.      Electrical Connectors                    ________        ________      Printed
         Options Document

 5.      Fault Isolation Manual                   ________        ________      Printed 2 Sides or (if
                                                                                separate)

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

                                                  ________        ________      Digital Format

 6.      Structural Repair Manual                 ________        ________      Printed 2 Sides

                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

                                                  ________        ________      Digital Format

Attachment to
Part D
Page 4


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
 7.      Component Maintenance/                   ________        ________      Printed 2 Sides
         Overhaul Manuals
                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

 8.      Chapter 20 Standard                      ________        ________      Printed 2 Sides
         Overhaul Practices Manual
         (total quantity - all models)
                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

 9.      Chapter 20 Standard Wiring               ________        ________      Printed 2 Sides
         Practices Manual
         (total quantity - all models)
                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

                                                  ________        ________      Digital Format

10.      Nondestructive Test                      ________        ________      Printed 2 Sides
         Manual
                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

11.      Service Bulletins                        ________        ________      Printed 2 Sides

12.      Service Bulletin Index                   ________        ________      Printed 2 Sides

Attachment to
Part D
Page 5


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
13.      Corrosion Prevention Manual              ________        ________      Printed 2 Sides

                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

14.      Fuel Measuring Stick                     ________        ________      Reproduced
         Calibration Document

15.      Power Plant Buildup Manual               ________        ________      Printed 2 Sides

                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

                                                  ________        ________      Digital Format

16.      In-Service Activity Report               ________        ________      Printed

17.      Significant Service Item                 ________        ________      Printed
         Summary

18.      All Operators Letters                    ________        ________      Printed

19.      Service Letters                          ________        ________      Printed

20.      Maintenance Tips                         ________        ________      Printed

21.      FMS BITE Manual                          ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

22.      Production Management Data Base          ________        ________      Digital Format
         (PMDB)

23.      Combined Index                           ________        ________      Printed 2 Sides

                                                  ________        ________      Digital Format

Attachment to
Part D
Page 6


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
C.       MAINTENANCE PLANNING

 1.      Maintenance Planning                     ________        ________      Printed
         Data Documents

 2.      Maintenance Task Cards                   ________        ________      Printed 1 Side

 3.      Maintenance Inspection                   ________        ________      Printed
         Intervals Report
         (total quantity - all models)

D.       SPARES

 1.      Illustrated Parts Catalog                ________        ________      Printed 2 Sides
         (select one format only)
                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm (16mm)

                                                  ________        ________      Microfilm (Silver
                                                                                Halide)

 2.      Standards Books

         a.    Index                              ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         b.    Parts Standards                    ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         c.    Parts Specifications               ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         d.    Standards for Repair               ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         e.    Obsolete Standards                 ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         f.    Commercial Markers                 ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

Attachment to
Part D
Page 7


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
         g.    Commercial Markers 737-990         ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         h.    Passenger Cabin Symbology          ________        ________      Printed 2 Sides
               (Commercial Placards)
                                                  ________        ________      Microfilm

         i.    Process Standards                  ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         j.    Material Standards                 ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         k.    Drafting Standards Practices       ________        ________      Printed 2 Sides

                                                  ________        ________      Microfilm

         l.    Specification Support              ________        ________      Printed 2 Sides
               Standards
                                                  ________        ________      Microfilm

E.       FACILITIES AND EQUIPMENT PLANNING

 1.      Facilities and Equipment                 ________        ________      Printed 2 Sides
         Planning Document

 2.      Special Tool and Ground                  ________        ________      Sets Aperture Cards
         Handling Equipment Drawings

                                                  ________        ________      Sets Reproducible

                                                  ________        ________      Sets Black & White

                                                  ________        ________      Copies

 3.      Special Tool and Ground                  ________        ________      Printed 2 Sides
         Handling Equipment Drawings Index

 4.      Supplementary Tooling                    ________        ________      Printed 2 Sides
         Documentation
         (Total quantity - all models)

 5.      System Test Equipment                    ________        ________      Printed 1 Side
         Document

Attachment to
Part D
Page 8


                                    WORKSHEET

                                                  ORIGINAL        REVISED
ITEM     NAME                                     QUANTITY        QUANTITY      FORMAT
----     ----                                     --------        --------      ------
 6.      Illustrated Tool and                     ________        ________      Printed 2 Sides
         Equipment Manual
                                                  ________        ________      Printed 1 Side

                                                  ________        ________      Microfilm, 16mm, Duplicate

                                                  ________        ________      Microfilm, 16mm, Master

 7.      Airplane Recovery Document               ________        ________      Printed 2 Sides

 8.      Aircraft Rescue and                      ________        ________      Printed
         Firefighting Document

 9.      Engine Handling Document                 ________        ________      Printed 2 Sides

F.       EROPS

         Configuration, Maintenance               ________        ________      Printed 2 Sides
         and Procedures for Extended
         Range Operations Document

G.       COMPUTER SOFTWARE DOCUMENTATION FOR
         AIRBORNE COMPONENTS

         Computer Software Index                  ________        ________      Printed 2 Sides

H.       Supplier Technical Data

         Product Support Supplier Directory       ________        ________      Printed
         (total quantity - all models)

                                     PART E

                BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.       Buyer's Indemnification Of Boeing.

         Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

         1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

         1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.       Buyer's Insurance.

         Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

         2.1      Hull All Risk; Hull War & Allied Perils Insurance.

         Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

         2.2      Aircraft Liability Insurance.

                  (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

                  (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

                  (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

                  (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

         2.3      For Coverages Specified in 2.1 and 2.2.

                  (a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

                  (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

                  (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

                  (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

Exhibit A-2 to
Purchase Agreement No. 1954
Page 1

                                     PART F

                    Alleviation or Cessation of Performance


Boeing will not be required to provide any services, training, data or goods at a facility while:

         1. a labor stoppage or dispute in progress involving Buyer exists;

         2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

         3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

         4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

         5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

                 BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                                ALASKA AIRLINES





                  Exhibit E to Purchase Agreement Number 1954


                                       E

                 BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                       Dated ____________________________

                                  Relating to

                           BOEING MODEL 737 AIRCRAFT


                              _____________________


         This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1954, between The Boeing Company (Boeing) and as Alaska Airlines, (Buyer) relating to the purchase of Boeing Model 737 aircraft.


                                      (I)

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.       General.

         Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification.

         1.1      New Generation Aircraft.

                  On or before October 1, 1998 for the Model 737-790 Aircraft and on or before September 30, 1999 for the Model 737-990 Aircraft, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities. On-dock dates and shipping instructions relating to the in sequence installation of BFE.

         1.2      Current Generation Aircraft.

                  On or before October 1, 1996 for the Model 737-490 Aircraft, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE.

                  For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.       Supplier Selection.

         Buyer will:

         2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates:

                           Current Generation Aircraft:

                           Galley System                      September 30, 1996

                           Seats (passenger)                  September 30, 1996

                           New Generation Aircraft:

                                  Model 737-790

                           Galley System                      July 2, 1998

                           Seats (passenger)                  February 6, 1998

                           Overhead and Audio
                           System                             February 6, 1998

                                  Model 737-990

                           Galley System                      March 1, 1999

                           Seats (passenger)                  October 1, 1998

                           Overhead and Audio
                           System                             October 1, 1998

                  2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

                           2.2.1    complete BFE configuration design
requirements for such BFE; and

                           2.2.2    confirm technical data submittal dates for
BFE certification.

3.       Buyer's Obligations.

         Buyer will:

         3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

                  3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

                  3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

                  3.1.3 deliver appropriate quality assurance documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

         3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

         3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

                  3.3.1 require supplier's contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

                  3.3.2 assure that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

         3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

         3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

         3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

         3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

         3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

         3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.       Boeing's Obligations.

         Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.       Nonperformance by Buyer.

         If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

         5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

         5.2      deliver the Aircraft to Buyer without the BFE installed.

6.       Return of Equipment.

         BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7.       Title and Risk of Loss.

         Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.       Indemnification of Boeing.

         Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.       Patent Indemnity.

         Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.      Definitions.

         For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Attachment A to
Exhibit E


                          BOEING MODEL 737-400 AIRCRAFT


Item                                 Preliminary On-Dock Dates

                                     June, 1997                 July, 1997
                                     Aircraft                   Aircraft
Seats                                4/11/97                    5/13/97

Galleys                              4/8/97                     5/8/97

Electronics                          4/2/97                     5/2/97

Furnishings                          4/4/97                     5/6/97

                                     July, 1997                 January, 1998
                                     Aircraft                   Aircraft
Seats                                5/15/97                    11/3/97

Galleys                              5/12/97                    10/29/97

Electronics                          5/6/97                     10/24/97

Furnishings                          5/8/97                     10/23/97

                                     February, 1998             March, 1998
                                     Aircraft                   Aircraft
Seats                                12/5/97                    1/15/98

Galleys                              12/2/97                    1/12/98

Electronics                          11/25/97                   1/7/98

Furnishings                          12/2/97                    1/12/98

Attachment A to
Exhibit E


                          BOEING MODEL 737-400 AIRCRAFT


Item                                 Preliminary On-Dock Dates

                                      April, 1998                May, 1998
                                      Aircraft                   Aircraft
Seats                                 2/12/98                    3/31/98

Galleys                               2/9/98                     3/24/98

Electronics                           2/4/98                     2/12/98

Furnishings                           2/9/98                     2/16/98

                                      May, 1998                  June, 1998
                                      Aircraft                   Aircraft
Seats                                 4/6/98                     4/8/98

Galleys                               3/30/98                    4/1/98

Electronics                           2/18/98                    2/20/98

Furnishings                           2/20/98                    2/24/98

                                      June, 1998                 July, 1998
                                      Aircraft                   Aircraft
Seats                                 4/16/98                    5/8//98

Galleys                               4/9/98                     5/1/98

Electronics                           3/2/98                     3/26/98

Furnishings                           3/4/98                     3/30/98

Attachment A to
Exhibit E


Item                                 Preliminary On-Dock Dates

                                      March, 1999                May 1999
                                      Aircraft                   Aircraft
Seats                                 1/8/99                     3/5/99

Galleys                               1/5/99                     3/2/99

Electronics                           12/21/98                   2/24/99

Furnishings                           1/4/99                     3/1/99


                                      BOEING MODEL 737-700 AIRCRAFT

                                      July, 1999                 August 1999
                                      Aircraft                   Aircraft
Seats                                 5/7/99                     6/7/99

Galleys                               5/3/99                     6/1/99

Electronics                           3/12/99                    4/14/99

Furnishings                           4/30/99                    5/28/99

                                      October, 1999
                                      Aircraft
Seats                                 8/6/99

Galleys                               8/2/99

Electronics                           6/11/99

Furnishings                           7/20/99

Attachment A to
Exhibit E


Item                                 Preliminary On-Dock Dates

                                        BOEING MODEL 737-900 AIRCRAFT

                                        April 2001               May 2001
                                        Aircraft                 Aircraft
Seats                                   2/1/2001                 3/1/2001

Galleys                                 1/1/2001                 2/1/2001

Electronics                             12/1/2000                1/1/2001

Furnishings                             2/1/2001                 3/1/2001

                                        June 2001                August 2001
                                        Aircraft                 Aircraft
Seats                                   4/1/2001                 4/1/2000

Galleys                                 3/1/2001                 3/1/2000

Electronics                             2/1/2001                 2/1/2000

Furnishings                             4/1/2001                 4/1/2000

                                        February 2002            March 2002
                                        Aircraft                 Aircraft
Seats                                   12/1/2001                1/1/2002

Galleys                                 11/1/2001                12/1/2001

Electronics                             10/1/2001                11/1/2001

Furnishings                             12/1/2001                1/1/2002

Attachment A to
Exhibit E


Item                                    Preliminary On-Dock Dates

                                        April 2002               May 2002
                                        Aircraft                 Aircraft
Seats                                   2/1/2002                 3/1/2002

Galleys                                 1/1/2002                 2/1/2002

Electronics                             12/1/2001                1/1/2002

Furnishings                             2/1/2002                 3/1/2002

                             DEFINED TERMS DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                                ALASKA AIRLINES





                  Exhibit F to Purchase Agreement Number 1954


                                       F

                             DEFINED TERMS DOCUMENT

                          Dated _______________________

                                  Relating to

                           BOEING MODEL 737 AIRCRAFT


                            _______________________


         This Document is Exhibit F to and forms a part of Purchase Agreement No. 1954 (Agreement) between The Boeing Company (Boeing) and Alaska Airlines (Buyer) relating to the purchase of Boeing Model 737 aircraft.

         The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement. Such terms are identified in the Agreement by the use of an initial capital letter.


                                      (I)

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954

TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
Advance Payment Base Price              Boeing's estimate of the Aircraft Price is      Article 3, Paragraph 3,4
                                        set forth in Article 3.

Agreement                               Purchase Agreement No. 1954, including all      Opening paragraph of the Agreement
                                        Exhibits, the Detail Specification,
                                        attachments, letter agreements and other
                                        written modifications and amendments
                                        thereto.

Aircraft (includes "the", "all",        The aircraft described in Article 1, Para.      Article 1, Para. 1.1
"first", "last" "such", etc.)           1.1.

Aircraft Basic Price                    The amount set forth in Article 3, Para.        Article 3, Para. 3.1.1.4
                                        3.1.1.4.

Aircraft Price                          The total amount Buyer is to pay for an         Article 3, Para. 3.1.1.6
                                        Aircraft which is described in Article 3,
                                        Para. 3.1.1.6.

Aircraft Software                       The computer software included with the         Exhibit B, Part D-1, Para 1
                                        Aircraft when the Aircraft is delivered by
                                        Boeing, described in Exhibit B, Part D-1,
                                        Para. 1.

Airframe Component                      A component described in Exhibit B, Part C,     Exhibit B Part C Para. 1.1
                                        Para. 1.1

Article                                 An Article of the Agreement.                    Article 6, Para. 6.4

Base Airframe Price                     The airframe price described in Article 3,      Article 3,
                                        Para. 3.1.1.2.
                                                                                        Para. 3.1.1.2

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954


TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
Base Airplane Price                     The airplane price described in Article 3,      Article 3, Para. 3.1.2.2
                                        Para. 3.1.2.2

Boeing The Seller of the Aircraft identified in Opening paragraph of the Agreement the opening paragraph of the Agreement.

Boeing Warranty                         Part A of Exhibit B to the Agreement.           Exhibit B, Part A, Para. 1

Buyer                                   The purchaser of the Aircraft identified in     Opening paragraph of the Agreement
                                        the opening paragraph of the Agreement.

Buyer Furnished Equipment or BFE        Equipment provided by Buyer pursuant to         Article 4.2
                                        Exhibit E for installation by Boeing on the
                                        Aircraft.

Buyer Furnished Equipment Document      Document provided by Boeing to Buyer            Article 13, Para. 13.1
                                        defining requirements for BFE.  Exhibit E,
                                        Para. 1.

Certificate of Airworthiness            The certificate issued by the FAA pursuant      Article 8, Para. 8.1.1.2 (referred
                                        to Part 21 of the Federal Aviation              to therein as Standard
                                        Regulations for each of the Aircraft            Airworthiness Certificate)
                                        purchased under this Agreement as described
                                        in Article 8.

Change Order                            A change to the Detail Specification, as        Article 7, Para. 7.2
                                        described in Article 7, Para. 7.2.

Covered Component                       An Airframe Component as described in           Exhibit B Part C Para. 1.4
                                        Exhibit B, Part C, Para. 1.4.

Current Generation Aircraft             Model 737-300, 737-400 or 737-500 aircraft      Article 1, Para. 1.1.1

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954

TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
Customer Services General Terms         Customer Services General Terms Agreement       Letter Agreement No. 1954-4R1,
Agreement                               No. 90-2 between Boeing and Buyer               Para. 4.6

Customer Support Document               Exhibit C and Exhibit C-1 to the Agreement.     Article 12, Para. 12.5

Customer Support Services               The Boeing services, training and other         Article 12, Para. 12.5
                                        obligations described in Exhibit C and
                                        Exhibit C-1 to the Agreement.

Deposit                                 The money paid by Buyer to Boeing as part       Article 5, Para. 5.1
                                        of the acceptance of the Aircraft proposal.

Detail Specification                    The Boeing document that describes the          Article 1, Para. 1.1
                                        specifications of the Aircraft modified
                                        from time to time to include developmental
                                        and Buyer requested changes.

Development Change(s)                   Changes to the basic specification that do      Article 7, Para. 7.1
                                        not affect price, delivery, guaranteed
                                        weight, performance or interchangeability
                                        as described in Article 7, Para. 7.1.

Disclaimer and Release                  The Disclaimer and Release set forth in         Article 12, Para. 12.2
                                        Article 12, Para. 12.2.

Documents                               The data and documents provided by Boeing       Exhibit C, Part D Para. 2
                                        under the Agreement.

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954


TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
Economic Price Adjustment               The adjustment to the Aircraft Basic Price      Article 3,
                                        as described in Article 3, Para.  3.1.1.5.
                                        and 3.1.2.4                                     Para. 3.1.1.5

Engine(s)                               The engines installed on the Aircraft as        Article 3, Para. 3.1.1.3
                                        described in the Detail Specification.

Engine Price                            The price of the Engines installed on the       Article 3, Para. 3.1.1.3
                                        Aircraft set forth in Exhibit D, including
                                        all accessories, equipment and parts
                                        therefor provided by the Engine
                                        manufacturer.

Engine Price Adjustment                 The adjustment to the Engine Price as           Exhibit D
                                        required by Article 3, Para. 3.1.2, and as
                                        calculated pursuant to Exhibit D.

Excusable Delay                         A delay resulting from any of the causes        Article 6, Para. 6.1
                                        described in Article 6, Para. 6.1.

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954


TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
FAA                                     The Federal Aviation Administration of the      Article 8, Para. 8.1.1
                                        Department of Transportation of the United
                                        States, including the Administrator of the
                                        Federal Aviation Administration, the
                                        National Transportation Safety Board and
                                        any other authority or agency of the
                                        Federal Government of the United States
                                        having like jurisdiction.

Failed Component                        A component as described in Exhibit B, Part     Exhibit B Part C Para. 1.6
                                        C, Para. 1.6.

Failure                                 Any breakage or defect as described in          Exhibit B Part C Para. 1.5
                                        Exhibit B, Part C, Para. 5.

Federal Aviation Regulations            The United States Federal Aviation              Article 8, Para. 8.1.1.1
                                        Regulations and, if they are redesignated
                                        or discontinued, any comparable regulations
                                        or parts thereof issued by the FAA.

Field Service(s)                        Boeing-provided services as described in        Exhibit C, Part B, Para. 2
                                        Exhibit C and Exhibit C-1.

Field Service Period                    The length of time Boeing provides Field        Exhibit C, Part B, Para. 2.1
                                        Service to Buyer as described in Exhibit C
                                        and Exhibit C-1.

Flight Training Program                 The program of flight training described in     Exhibit C, Part C, Para. 2
                                        Exhibit C and Exhibit C-1.

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954


TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
Interface Problem                       A technical problem attributed to the           Exhibit B, Part G, Para. 1
                                        design characteristics of the Aircraft or
                                        its systems, as described in Exhibit B,
                                        Part G, Para. 1.

Landing Gear Component                  A component as described in Exhibit B, Part     Exhibit B Part C Para. 1.2
                                        C, Para. 1.2.

Maintenance Training Program            The program of training described in            Exhibit C, Part A, Para. 2
                                        Exhibit C and Exhibit C-1.

Manufacturer Change(s)                  A change to the Aircraft or performance         Article 8, Para. 8.2.1
                                        required of Boeing as described in Article
                                        8, Para. 8.2.1.

New Generation Aircraft                 Model 737-600, 737-700, 737-800 or              Article 1, Para. 1.1.2
                                        737-900 Aircraft

Operator Change(s)                      A change to the Aircraft described in           Article 8, Para. 8.3.1
                                        Article 8, Para. 8.3.1.

Performance Guarantees                  The written guarantees regarding the            Article 1, Para. 1.3
                                        operational performance of the Aircraft set
                                        forth in the Agreement or the Detail
                                        Specification.

Policy (Boeing Service Life Policy)     Exhibit B, Part C, Para. 2.                     Exhibit B, Part C, Para. 2

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954


TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
Product Assurance Document              Exhibit B of the Agreement.                     Article 12, Para. 12.1

Revenue Service Training                Flight Training conducted on the Aircraft       Exhibit C, Part E, Para. 1.1
                                        during revenue service with cargo and/or
                                        passengers on board.

Spare Component                         A component as described in Exhibit B, Part     Exhibit B Part C Para. 1.3
                                        C, Para. 1.3.

Special Features                        Article 3, Para. 3.1.1.1, Para. 3.1.2.1         Article 3,

                                                                                        Para. 3.1.1.1

Standard Airworthiness Certificate      A certificate issued by the FAA, pursuant       Article 8, Para.
                                        to Part 21 of the Federal Aviation              8.1.1.2
                                        Regulations as described in Article 8,
                                        Para. 8.1.1.2.

Target Delivery Date                    A non binding estimated delivery date           Article 2, Para. 2.2
                                        provided for Buyer's planning purposes,
                                        described in Article 2.

Taxes                                   The term "Taxes" defined in Article 4,          Article 2, Para. 2.3
                                        Para. 4.1.

Type Certificate                        A certificate issued by the FAA pursuant to     Article 8, Para. 8.1.1.1
                                        Part 21 of the Federal Aviation Regulations
                                        described in Article 8, Para. 8.1.1.1.

                             DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1954


TERM                                    DEFINITION                                      FIRST REFERENCE
----------------------------------------------------------------------------------------------------------------------------
Warranty Labor Rate                     The hourly labor rate defined in Exhibit B,     Exhibit B, Part B, Para. 5.3
                                        Part B, Para. 5.3.

1954-2R2

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188


Subject: Letter Agreement No. 1954-2R2 to
         Purchase Agreement No. 1954 -
         Seller Purchased Equipment

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft).

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE) is DBFE which is converted to
SPE.

This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

Boeing and Buyer acknowledge that there are no items of DBFE or DSPE in Buyer's detail specification D6-38900-1C dated August 29, 1996, nor will there be any such items in either Buyer's detail specification D019A001ASA37P-1, or in Buyer's detail specification D019A001ASA39P-1, each to be dated when issued (with the date of issue).

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Alaska Airlines, Inc
1954-2R2        Page 2


Buyer has requested that Boeing purchase as SPE the BFE which has been changed to SPE as reflected in the Detail Specification. Accordingly, Boeing and Buyer agree as follows:

1.       Price.

         Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft. The estimated price of the SPE for each Current Generation Aircraft as identified in the Detail Specification as of the date hereof, is *** The estimated price of the SPE for each Model 737-790 Aircraft as identified in the Detail Specification as of the date hereof, *** The estimated price of the SPE for each Model 737-990 Aircraft as identified in the Detail Specification as of the date hereof, ***

         Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers, (ii) a handling fee of *** and
(iii) transportation charges. If at some future date, Buyer's configuration is revised to include any DBFE and all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.       Responsibilities.

         2.1 If Buyer elects to convert additional BFE to SPE, Buyer is responsible for:


                  (i)      selecting the supplier on or before:


                  Current Generation Aircraft:

                  Not Applicable                          for galleys
                  Not Applicable                          for seats;



 *** Confidential treatment has been requested pursuant to Section III.C of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc
1954-2R2        Page 3


                  New Generation Aircraft:

                  Not Applicable                          for galleys
                  Not Applicable                          for seats;

                  (ii)     selecting a FAA certifiable part; and


                  (iii) providing to Boeing the SPE part specification/Buyer requirements.


         2.2.     Boeing is responsible for:


                  (i) placing and managing the purchase order with the supplier;


                  (ii)     coordinating with the suppliers on technical issues;


                  (iii) ensuring that the delivered SPE complies with the part specification;


                  (iv) obtaining certification of the Aircraft with the SPE installed; and


                  (v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.       Changes.


         After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

Alaska Airlines, Inc
1954-2R2        Page 4


4.       Proprietary Rights.

         Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

5.       Remedies.

         If Buyer does not comply with the obligations above, Boeing may:

         (i)      delay delivery of the Aircraft;

         (ii)     deliver the Aircraft without installing the SPE;

         (iii)    substitute a comparable part and invoice Buyer for the cost;

         (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

6.       Buyer's Indemnification of Boeing.

         Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not

Alaska Airlines, Inc
1954-2R2        Page 5


apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE. Very truly yours,

THE BOEING COMPANY



By
  -------------------------

Its   Attorney-In-Fact
   ------------------------


ACCEPTED AND AGREED TO as of this

Date:                , 1998
      ---------------





By
  -------------------------

Its
   ------------------------

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188


Subject: Letter Agreement No. 1954-2R4 to
         Purchase Agreement No. 1954 -
         Option Aircraft

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737 aircraft (Aircraft).

All terms not defined herein will have the same meaning as in the Agreement.

      ***

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By
   ----------------------------

Its     Attorney-In-Fact
    ---------------------------


ACCEPTED AND AGREED TO this

Date:                 , 1998
       ---------------



By
   ----------------------------

Its
    ---------------------------

Attachments

    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
1954-2R4
Page 2


      ***


    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc
1954-2R4
Page 3


      ***

    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
1954-2R4
Page 4


      ***

    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Attachment A to
1954-2R4
Page 5


      ***

    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Attachment A to
1954-2R4
Page 6


      ***

    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Attachment A to
1954-3R4
Page 7


      ***

    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Attachment A to
1954-2R4
Page 8


      ***

    *** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

1954-4R2

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188


Subject: Letter Agreement No. 1954-4R2 to
         Purchase Agreement No. 1954 -
         Spares Initial Provisioning

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       Applicability.

         This letter will apply to initial provisioning for the Model 737 Aircraft covered by the Agreement.

2.       Initial Provisioning Meeting.

                                    Boeing will conduct an initial provisioning
                  meeting (Initial Provisioning Meeting) with Buyer to establish mutually agreeable procedures to accomplish Buyer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Buyer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Buyer will be the data described in Section E of Boeing Manual

Alaska Airlines
1954-4R2          Page 2


                  D6-49090, entitled "Initial Provisioning Implementation Manual, Boeing Model 757, 767, 777, 747-400 and 737-300, -400,
                  -500 -700 and -900" (Boeing Initial Provisioning Implementation Manual) which will be furnished to Buyer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing. Such data will be essentially in accordance with the provisions of Chapter 1 of ATA International Specification 2000, Revision 1, dated April 20, 1989, as described in Boeing Initial Provisioning Implementation Manual D6-49090 (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties.

3.       Initial Provisioning Documentation.

         3.1 Provisioning Data. Boeing will furnish Provisioning Data to Buyer on or about September 20, 1996 for Current Generation Aircraft, on or about August 1, 1998 for Model 737-700 Aircraft and on or about June 20, 2000 for Model 737-900 Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data,

Alaska Airlines
1954-4R2          Page 3


whichever is later, furnish to Buyer revisions to the Provisioning Data.

         3.2 Provisioning IPC. Boeing will, on or about September 20, 1996 for Current Generation Aircraft, on or about August 1, 1998 for Model 737-700 Aircraft and on or about June 20, 2000 for Model 737-900 Aircraft, furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC" for the applicable model aircraft. The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the applicable Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Buyer revisions to the Provisioning IPC.

         3.3      Buyer Furnished Equipment (BFE) Provisioning Data.

                  3.3.1 Boeing's Responsibility. Boeing will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Buyer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

                  3.3.2 Buyer's Responsibility. Buyer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

         3.4 Other Data. Boeing will submit to Buyer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Buyer in the maintenance and repair of the Aircraft.

4.       Purchase from Boeing of Spare Parts as Initial Provisioning for the
Aircraft.

         4.1 Boeing Spare Parts. Buyer will place orders for Provisioning Items by October 20, 1996 for Current Generation Aircraft, by October 1, 1998 for Model 737-700 Aircraft and by August 1, 2000 for Model

Alaska Airlines
1954-4R2          Page 4


737-900 Aircraft; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data or when Buyer does not receive the IPC when specified in paragraph 3.2 above, Buyer will place orders for Boeing Spare Parts covered by such revision (or IPC) within 60 days following the date of such submittal (or receipt). At Buyer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Buyer, provided the final shipment is made no later than 24 months after receipt of the order.

         4.2 Vendor Provisioning Items. Buyer may place orders with Boeing for Provisioning Items which are manufactured by vendors or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. *** If Buyer elects to purchase such vendor Provisioning Items from Boeing, Buyer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

         4.3 Ground Support Equipment and Special Tools. Buyer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by vendors which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. *** If Buyer elects to purchase such GSE and special tools from Boeing, Buyer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

         4.4 Spare Engines and Engine Spare Parts. Buyer may place orders with Boeing for spare engines and/or engine spare parts which Buyer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. *** If Buyer elects to purchase such spare engines or engine spare parts through Boeing, Buyer

    *** Confidential treatment has been requested pursuant to Section III.D.
        of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-4R2          Page 5


will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

         4.5 QEC Kits. Boeing will, on or about September 20, 1996 for Current Generation Aircraft, on or about June 1, 1998 for Model 737-700 Aircraft and on or about April 20, 2000 for Model 737-900 Aircraft, furnish to Buyer a listing of all components which could be included in the Quick Engine Change
(QEC) kits which may be purchased by Buyer from Boeing. Buyer agrees to review such listing and indicate by marking on one copy of such listing those components that Buyer desires included in its QEC kits. Buyer will return such marked copy to Boeing within 30 days after Buyer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Buyer and will provide copies of such republished listing to Buyer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Buyer for the Aircraft. Boeing will furnish to Buyer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Buyer. Buyer agrees to place orders with Boeing for the QEC kits by October 20, 1996 for the Model 737-400 Aircraft, by August 1, 1998 for Model 737-700 Aircraft and by June 20, 2000 for Model 737-900 Aircraft.

         4.6 Payment for Provisioning Items. The payment provisions of the Customer Services General Terms Agreement between Boeing and Buyer will be applicable to Provisioning Items ordered by Buyer from Boeing for the Aircraft.

5.       Delivery.

         Boeing will, insofar as reasonably possible, deliver to Buyer the Spare Parts ordered by Buyer in accordance with the provisions of this letter on dates reasonably calculated to conform to Buyer's anticipated needs in view of the scheduled deliveries of the Aircraft. Buyer and Boeing will agree upon the dates to begin delivery of Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by vendors, directly to Buyer from the applicable vendor's facility. The routing and

Alaska Airlines
1954-4R2          Page 6

method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Buyer.

6.       Substitution for Obsolete Spare Parts.

         6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft of a particular model type (a 737-400, a 737-700, etc.) pursuant to the Agreement, any Spare Part purchased by Buyer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft of such model type, or of any accessory, equipment or part therefor, (other than a redesign at Buyer's request), Boeing will deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Buyer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Buyer's account with Boeing with the price paid by Buyer for any such obsolete or unusable Spare Part and will invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

         ***

    *** Confidential treatment has been requested pursuant to Section III.D.
        of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-4R2          Page 7

         ***

    *** Confidential treatment has been requested pursuant to Section III.D.
        of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-4R2          Page 8

         ***

    *** Confidential treatment has been requested pursuant to Section III.D.
         of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-4R2          Page 9


         ***

9.       Supplier Support.

         Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's Buyers and/or the Buyer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Buyer on or about September 20, 1996 in Boeing Document D6-56115, Volumes 1 and 2 for Model 737-490 Aircraft and on or about September 1, 1998 in Boeing Document D6-56115 for Model 737-790 Aircraft and on or about July 1, 2000 for Model 737-990 Aircraft. In the event Buyer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Buyer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Buyer, assist Buyer in resolving such difficulty. Assistance will be provided by the Spares Supplier Support and Data Management Organization within the Boeing Buyer Services Division.

         ***

    *** Confidential treatment has been requested pursuant to Section III.D.
         of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-4R2          Page 10

         ***

Very truly yours,

THE BOEING COMPANY



By
  -----------------------------

Its     Attorney-In-Fact
   ----------------------------


ACCEPTED AND AGREED TO this

Date:                    , 1998
      -------------------

ALASKA AIRLINES



By
  -----------------------------

Its
   ----------------------------





    *** Confidential treatment has been requested pursuant to Section III.D.
         of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188


Subject:   Letter Agreement No. 1954-7R1
           Purchase Agreement No. 1954 -
           Additional Purchase Agreement Provisions


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms not defined herein have the same meaning as in the Agreement.

           ***


*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-7R1
Page 2

              ***

*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-7R1
Page 3


           ***

*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines
1954-7R1
Page 4

           ***

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By
  -----------------------------

Its     Attorney-In-Fact
   ----------------------------

ACCEPTED AND AGREED TO this

Date:                    , 1998
      -------------------

ALASKA AIRLINES, INC.

By
  -----------------------------
Its
   ----------------------------


  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188


Subject:   Letter Agreement No. 6-1162-DSF-348 to
           Purchase Agreement No. 1954 -
           Model 737-900 ***



This Letter Agreement amends Purchase Agreement No. 1954 (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

           ***

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information

   *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-348
contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.

Very truly yours,

THE BOEING COMPANY



By
  -----------------------------

Its     Attorney-In-Fact
   ----------------------------


ACCEPTED AND AGREED TO this

Date:                    , 1998
      -------------------

ALASKA AIRLINES, INC.


By
  -----------------------------

Its
   ----------------------------


        ***

  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

                                       ***


  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188

Subject:    Letter Agreement No. 6-1162-DSF-349
            Purchase Agreement No. 1954
            *** for Model 737-900 Aircraft

Reference is made to Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the sale by Boeing and the purchase by Buyer of ten (10) Model 737-900 Aircraft.

This letter, when accepted by Buyer contemporaneously with the execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement, and not defined herein, shall have the same meaning as the Agreement.

***



  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
Letter Agreement No.
6-1162-DSF-349  Page 2

        ***

  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
Letter Agreement No.
6-1162-DSF-349  Page 3

        ***

  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
Letter Agreement No.
6-1162-DSF-349  Page 4


        ***

4.      Confidential Treatment.


        Buyer understands that certain commercial and financial information contained in this Letter Agreement, and any attachments hereto, is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-DSF-005.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By
  -------------------------------------------

Its  Attorney-In-Fact
     ----------------------------------------
ACCEPTED AND AGREED TO this

Date:                                         , 1998
     ----------------------------------------
ALASKA AIRLINES, INC.

By
  -------------------------------------------

Its
  -------------------------------------------





  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Attachment to
Letter Agreement No.
6-1162-DSF-349  Page 1


      ***



  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Attachment to
Letter Agreement No.
6-1162-DSF-349  Page 2

        ***


  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Attachment to
Letter Agreement No.
6-1162-DSF-349  Page 3

        ***


  *** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Attachment to
Letter Agreement No.
6-1162-DSF-349  Page 4

6-1162-DSF-352

Alaska Airlines
19300 Pacific Highway South
Seattle, Washington 98188

Subject:   Letter Agreement No. 6-1162-DSF-352 to Purchase
           Agreement No. 1954 - *** - Letter of Intent - Model  737-900

This Letter Agreement amends Purchase Agreement No. 1954 (the Agreement) between The Boeing Company and Alaska Airlines, Inc. (Buyer) relating to the Model 737 aircraft (the Aircraft).

All terms herein and in the Agreement and not defined herein will have the same meaning as in the Agreement.

 Boeing and Buyer do hereby agree to enter into negotiation to come to agreement on the *** at such time that Boeing and Buyer have data available to back up the agreement on the Model 737-900 Aircraft subject to the following terms:

           1) Intent - ***


 *** Confidential treatment has been requested pursuant to Section III.D of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-352
Page 2



           ***

 *** Confidential treatment has been requested pursuant to Section III.D of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-352
Page 3



           ***

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By
  -------------------------

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                      , 1998
      ---------------------

ALASKA AIRLINES, INC.


By
  -------------------------

Its
   ------------------------




 *** Confidential treatment has been requested pursuant to Section III.D of the request for confidential treatment dated March 11, 2003.

Attachment B to
Letter Agreement No. 6-1162-DSF-362
(16 Pages)

!


#
~1
~2
~3
~4

Subject:       Maintenance Cost Protection

Reference:     Purchase Agreement @ (the Purchase Agreement) between The
               Boeing Company (Boeing) and # (Buyer) relating to Model * aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement and Exhibit C of the AGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and AGTA.

1.         Intent.

           The Airframe Maintenance Cost Protection Program described in this Letter Agreement (the Program) is intended to address Buyer's concerns regarding airframe maintenance costs. The Program is based on a projection by Boeing of target costs for airframe maintenance. These target costs are developed at the time of Aircraft purchase using Buyer's forecast of its operation of the Aircraft. Target costs will be adjusted during the Program to reflect Buyer's actual operation of the Aircraft. Buyer's actual costs will be compared against these adjusted target costs and Boeing will take corrective action if the Program targets are not met.

2.         Definitions.

COVERED AIRCRAFT: Each of the Aircraft operated by Buyer on Buyer's routes during the Program Term.

PROGRAM TERM: The five (5) consecutive years commencing on the first day of the calendar quarter in which the first Covered Aircraft is delivered by Boeing to Buyer.

COVERED MAINTENANCE: Labor performed and materials used in the maintenance of the airframe and component elements of the Covered Aircraft (excluding Engines and Engine parts provided by the Engine manufacturer and the Engine manufacturer's suppliers) where the maintenance is performance as part of a maintenance program approved by Buyer's regulatory authority. These airframe and component elements are defined in the Air Transport Association of America
(ATA), Specification No. 100, ("Specification for Manufacturer's Technical Data," dated 1984) as aircraft systems 5, 7 through 11, relevant sections of 12 and 20, 21 through 57, 71, and 73 through 80. All labor and materials must be properly charged to the following work descriptions:

           SCHEDULED MAINTENANCE: All routine and required non-routine or corrective maintenance performed by Buyer during scheduled checks and line maintenance.

           NON-SCHEDULED MAINTENANCE:  All non-scheduled required maintenance.

           REPAIR AND OVERHAUL: Any required repair or overhaul of rotable or repairable systems, accessories, equipment or parts.

           MODIFICATIONS: Modifications required to make changes recommended by Boeing or Boeing Suppliers pursuant to paragraphs 4.3 and 5.1 herein.

ACTUAL MAINTENANCE COST: The total cost incurred by Buyer related to performing Covered Maintenance, and is the sum of three components; (i) the Direct Airframe Material Cost Component, (ii) the Direct Airframe Labor Cost Component, and
(iii) the Subcontracted Airframe Cost Component.

DIRECT AIRFRAME MATERIAL COST COMPONENT (DIRECT MATERIAL): The net actual cost paid by Buyer for materials required to perform the Covered Maintenance, exclusive of those cost and/or other charges as set forth in paragraph 5.5 which may be added to the manufacturer's standard price.

DIRECT AIRFRAME LABOR COST COMPONENT (DIRECT LABOR):  The product of:

        (i) LABOR HOURS. The hours actually expended by Buyer in performing the Covered Maintenance, exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work,

        and

        (ii) LABOR RATE. The average direct hourly labor rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like), paid to Buyer's employees who actually perform the Covered Maintenance.

SUBCONTRACTED AIRFRAME MAINTENANCE COST COMPONENT (SUBCONTRACTED Maintenance):
The maintenance charges to Buyer for labor and materials where the maintenance is performed for Buyer by others, adjusted to Buyer's equivalent direct labor and material costs, and such adjusted amount is distributed to the material cost component and to the labor cost component

CUMULATIVE AVERAGE ACTUAL MAINTENANCE COST: The aggregate Actual Maintenance Cost for all then-completed Reporting Periods divided by the Fleet Hours for all such completed Reporting Periods.

           REPORTING PERIOD: A twelve-month period beginning on either the date the Program Term commences or on an annual anniversary thereof.

           FLEET HOURS: The total airborne time (aircraft takeoff-to-touchdown) accumulated by the Fleet during a Reporting Period.

                     FLEET: The number of Covered Aircraft operated by Buyer during a Reporting Period.

CUMULATIVE AVERAGE TARGET MAINTENANCE COST: For any Reporting Period, the sum of the products of the Target Maintenance Cost multiplied by the comparable Fleet Hours divided by the total Fleet Hours for all completed Reporting Periods.

           TARGET MAINTENANCE COST: A dollar value per flight hour, which will be the sum of the Target Material Cost and Target Labor Cost for a Reporting Period.

3.         Methodology.

           3.1       General.


                     Because maintenance costs are influenced by a number of operational, economic, and financial factors, Boeing at this time can only project the Target Maintenance Costs. During the Program Term, Boeing will calculate Target Maintenance Costs using actual data on these factors when the data becomes available.

This Letter Agreement describes projected Target Maintenance Costs for each Reporting Period. These Target Maintenance Costs have been calculated using certain assumptions about Buyer's operation and maintenance of the Aircraft. Upon receipt of Buyer's actual data for these assumptions and information regarding Buyer's actual operation, Boeing will report Target Maintenance Costs for each Reporting Period to Buyer.

Boeing will also calculate and report to Buyer the Cumulative Average Target Maintenance Cost, which is the benchmark for Program compliance. If the Cumulative Average Actual Maintenance Cost exceeds 110% of the Cumulative Average Target Maintenance Cost, Boeing will take corrective action as defined in paragraph 4.3.

Buyer will report costs in Buyer's currency. All other costs related to the Program will be expressed in U.S. dollars.

           3.2       Projected Target Maintenance Costs.

                     The Projected Target Maintenance Costs are estimates of the anticipated costs of maintaining the Covered Aircraft for a specified period of time, taking into account assumptions regarding projected average flight time, projected average yearly utilization, a projected labor rate and a projected proportion of airframe maintenance to be performed by subcontractors (Projected Target Maintenance Costs). Projected Target Maintenance Costs are established for each Reporting Period in year + dollars.

The Projected Target Maintenance Cost is the sum of a projected target material cost and a projected target labor cost. These values are based on a projected average time per flight for the Fleet of + hours (Projected Average Flight
Time), and a projected Labor Rate of $ per man hour.

The calculation of Projected Target Maintenance Cost, expressed as a dollar value per flight hour, is based on the assumption that Subcontracted Maintenance will amount to no more than 10% of Covered Maintenance. Subcontracted Maintenance cost is allocated + % to the projected target labor cost and + % to the projected material cost.

Accordingly, Projected Target Maintenance Costs for each Reporting Period are as follows:

                    Projected               Projected              Projected
                      Target                 Target                  Target
  Reporting         Labor Cost      +     Material Cost    =      Maint. Cost
    Period        ($ per flt hr)         ($ per flt hr)          ($ per flt hr)
    ------         ------------           ------------            ------------
     One           $                +   $                  =   $
     Two           $                +   $                  =   $
    Three          $                +   $                  =   $
     Four          $                +   $                  =   $
     Five          $                +   $                  =   $

           3.3       Target Maintenance Costs.


                     For each Reporting Period, Boeing will calculate Target Maintenance Costs by adjusting (as described in Attachment A) the Projected Target Maintenance Cost to reflect actual data for the following parameters:

           (a)       Buyer's labor rate,
           (b)       Percentage of Covered Maintenance which is subcontracted,
           (c)       Average flight time,
           (d)       Number of Covered Aircraft,
           (e)       Utilization of the Covered Aircraft,
           (f)       Delivery schedule of the Covered Aircraft,
           (g)       Material price inflation,
           (h)       Currency exchange rate.

Buyer will report data to Boeing for parameters (a) through (e), and Boeing will acquire data for parameters (f) through (h). For each Reporting Period, Boeing will calculate the Target Maintenance Costs and the Cumulative Average Target Maintenance Cost.

           3.4       Actual Maintenance Costs.


                     For each Reporting Period, Buyer will report Actual Maintenance Costs incurred in performing Covered Maintenance for the Covered Aircraft. Actual Maintenance Costs will be reported for each of the four activities listed in paragraph 2.2, in three components (Direct Material, Direct Labor, and Subcontracted Maintenance):

           (a) The component of airframe material cost incurred directly by Buyer (Direct Material);
           (b) The component of airframe labor cost incurred directly by Buyer (Direct Labor); and
           (c) The component airframe maintenance cost performed by others (Subcontracted Maintenance).

Boeing will adjust (as described in Attachment A) the Subcontracted Maintenance cost to equivalent direct Buyer labor and material cost levels. Such adjusted subcontracted maintenance will then be allocated to the Direct Labor And Direct Material components. The Actual Maintenance Costs will be the sum of such revised Direct Labor and Direct Maintenance cost components, and will be used along with Fleet Hours to calculate the Cumulative Average Actual Maintenance Cost as a dollar value per flight hour.

           3.5       Program Compliance.

                     Compliance with the Program will be achieved if the Cumulative Average Actual Maintenance Cost does not exceed 110% of the Cumulative Average Target Maintenance Cost. If compliance is not achieved, Boeing will take corrective action as defined in paragraph 4.3.

4.         Obligations.

           4.1       Buyer's Obligation under the Program.


                     4.1.1 Buyer will report to Boeing within 90 days after the last day of each Reporting Period, the following data for that Reporting Period:

           (a)       Direct Labor costs,
           (b)       Direct Material costs,
           (c)       Subcontracted Maintenance costs,
           (d)       Buyer's direct Labor Rate per man-hour,
           (e)       The actual Average Flight Time per flight for the Fleet,
           (f)       The number of Covered Aircraft included in the Fleet,
           (g)       The Fleet Hours.

For Buyer's convenience, a form for reporting the above information is included as Exhibit A to this Letter Agreement.

Failure to provide these reports to Boeing within the 90 day period will constitute an acknowledgment by Buyer that the Program is in compliance. However, if the Program should subsequently become non-compliant, Buyer will, within 90 days after the last day of the applicable Reporting Period, report to Boeing the data identified above for all then-completed Reporting Periods of the Program Term.

                     4.1.2     If the Program is determined to be
non-compliant, Buyer will, upon request, submit to Boeing sufficient information to allow Boeing:

           (a) To verify cost elements of the Actual Maintenance Cost as defined in paragraph 3.4,

           (b) To verify the Fleet, Fleet Hours, and the Actual Average Flight Time per flight,

           (c)       To analyze the problems causing such non-compliance,

           (d)       To develop, when required, appropriate remedial action.

                     4.1.3 All reports submitted to Boeing will be addressed to the attention of:

           Director - Product Assurance Contracts
           Boeing Commercial Airplane Group
           P.O. Box 3707    Mail Stop 76-02
           Fax: 206-237-1706
           Seattle, Washington  98124-2207

           4.2       Boeing's Obligation under the Program.

                     4.2.1 Boeing will report to Buyer within 30 days after receiving Buyer's report for each Reporting Period, the following data for that Reporting Period (see Exhibit B):

                       (a) Target Maintenance Cost,
                       (b) Cumulative Average Target Maintenance Cost,
                       (c) Actual Maintenance Cost (as adjusted for the
                           amount of
Subcontracted Maintenance),
                       (d) Cumulative Average Actual Maintenance Cost,
                       (e) Material price inflation factor,
                       (f) Currency exchange rate factor.

                           4.2.2 At Buyer's request, Boeing will provide Buyer
sufficient information to verify the data described in paragraph 4.2.1 and the calculations used to produce that data.

                           4.2.3 All reports submitted to Buyer will be
addressed to the attention of:

                                   #
                                   ~1
                                   ~2
                                   ~3
                                   ~4


                           4.3 Corrective Action.

                               If the Program is non-compliant as defined in
paragraph 3.5 and Buyer provides its reports to Boeing pursuant to paragraph 4.1, then Boeing will:

                           4.3.1.a. Investigate the circumstances and possible
causes of the non-compliance, and

                           4.3.1.b. Provide technical assistance to Buyer in the
form of analysis and recommendations of a kind and nature which Boeing determines to be best suited for reducing Actual Maintenance Cost.

                           4.3.2.a. If necessary, initiate a design review of
the systems, accessories, equipment or parts determined by Boeing to be the primary cause of the non-compliance and, when in Boeing's judgment a redesign is indicated as a technically and economically practicable means of attaining Program compliance, Boeing will redesign or cause the redesign of such items, and

                           4.3.2.b. If such redesign results in retrofit kits
being offered by Boeing or Boeing's suppliers, Boeing will provide such kits or cause such kits to be provided at no charge to Buyer. Boeing will also reimburse, at Boeing's then existing Warranty labor rate, Buyer's reasonable direct labor costs for incorporation of any such kit manufactured to Boeing's, or Boeing's supplier's, detailed design. Such reimbursement will be provided pursuant to Exhibit C, Product Assurance Document, of the AGTA.

5.         Conditions and Limitations.

           5.1 If, with the intent of reducing Covered Maintenance Costs, Boeing or any supplier issues service bulletins, service letters or other written instructions or offers no-charge retrofit kits, Buyer will comply with such instructions or install such kits within a period of 240 days after issuance of such instructions or receipt of such kits at Buyer's facility, or such longer period as may be mutually agreed by the parties. If Buyer does not comply with the time requirements of this paragraph, all airframe maintenance costs which Boeing determines would have been eliminated if such instructions or kits had been incorporated, will be subtracted from the Actual Maintenance Costs reported after expiration of such time requirements.

           5.2 Buyer will promptly notify Boeing in writing of any variations in its maintenance cost accounting system or procedures which would affect the proper reporting of Actual Maintenance Costs. Boeing will have the right to make adjustments to the Cumulative Average Target Maintenance Cost to reflect the effect of any such variations.

           5.3 Upon reasonable notice to Buyer, Boeing will have the right to audit all Actual Maintenance Costs reported by Buyer, as well as the maintenance practices and procedures related thereto during the Program Term. Boeing will also have the right to disapprove costs it deems improperly reported. Boeing will provide Buyer written notification of its disapproval of any such costs, and if Buyer does not provide proof that such costs are properly chargeable within 60 days after such notification, Boeing's disapproval will be deemed final and conclusive and Boeing may deduct such costs from the computation of Actual Maintenance Costs.

           5.4 Upon reasonable notice to Buyer, Boeing may inspect Buyer's maintenance facilities, programs and procedures. If Boeing recommends in writing reasonable changes to Buyer's maintenance programs and procedures which would reduce Actual Maintenance Costs and Buyer does not implement such changes or Buyer delays implementing such changes beyond the period set forth in paragraph 5.1, Boeing will have the right to adjust the Actual Maintenance Costs that have been reported to deduct the increased maintenance costs which Boeing estimates resulted from Buyer's failure or delay in implementing such changes.

           5.5 The Actual Maintenance Cost will not include the following:

           (a) Costs arising from loss of, or damage to, any Covered Aircraft, or any system, accessory, equipment or part thereof.

           (b) Any taxes, duties, tariffs, surcharges, transportation, insurance interest or overhead.

           (c) The cost of initial or sustaining spare parts or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any system, equipment, accessory or part thereof other than modifications described under paragraphs 4.3.2b and 5.1 herein.

           (d) Costs resulting from the negligent acts or omissions of Buyer.

           (e) Costs resulting from the failure to comply with Boeing's or Boeing's suppliers' applicable written instructions for the operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof.

           (f)       Costs attributable to loss of use, revenue or profit.

           (g)       Costs of consumable fluids, including fuel.

           (h) Costs due to acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, Governmental acts or failure to act affecting materials, facilities or Aircraft needed for the maintenance of Covered Aircraft.

           (i) Costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft.

           (j) Costs resulting from failure of or delay in transportation or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts needed for the maintenance of Covered Aircraft.

           (k) Amounts for any part provided by Boeing or Boeing's suppliers to Buyer at no charge.

           (l) Amounts equal to the difference between the reported price for any part and the reduced price for such part as provided by Boeing or Boeing's suppliers to Buyer.

           (m) Amounts related to any warranty, maintenance cost guarantee, or similar agreement, for which there is a credit memorandum or other payment scheme, established in Buyer's favor, and issued by Boeing or Boeing's suppliers to Buyer.

           5.6 The program will be suspended if during any Reporting Period the average utilization for the Covered Aircraft is less than the flight hour amounts shown in the table below:

                   AIRCRAFT MODEL                   FLIGHT HOURS
                         737                           2,000
                         747                           3,000
                         757                           2,000
                         767                           2,500
                         777                           2,800

The Program will resume on the first day of any subsequent Reporting Period during which the average utilization for the Covered Aircraft exceeds that set forth above. The Cumulative Average Reporting Cost as of any Reporting Period during the Program Term will exclude all Actual Maintenance Cost and Fleet Hours accumulated during any Reporting Period in which the program was suspended as provided above. The program will not be extended to reflect any period wherein it was suspended.

           5.7 At Boeing's request, Buyer will assign to Boeing, any of Buyer's rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any corrective action provided by Boeing hereunder.

           5.8 THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF BUYER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

6.         Confidential Treatment.

           Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By
  ------------------------------------------

Its           Attorney-In-Fact
   --------------------------------------


ACCEPTED AND AGREED TO this

Date:                                , 199+
      -------------------------------
#

By
  ------------------------------------------

Its
   ------------------------------------------

Attachment A to

!

Page 1
                           Attachment A - Adjustments

For each reporting period, Boeing will calculate Target Maintenance Costs by revising the Projected Target Maintenance Cost to reflect actual data for the following parameters:

Material Price Inflation

Material prices will be adjusted using Producer Price Indexes as defined below. The Target Material Cost for a Reporting Period will be calculated by multiplying the projected target material cost by the ratio of the average index for the Reporting Period to the index related to the projected target material cost.

The measure of material price inflation will be the Producer Price Index for "Aircraft Parts and Auxiliary Equipment, n.e.c." (Standard Industrial Classification Code 3728). This index will be obtained from the publication "Producer Prices and Price Indexes" published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor agency.

Labor Cost

The projected target labor cost will be adjusted to reflect Buyer's actual Labor Cost. The Target Labor Cost will be calculated by multiplying the Projected Target Labor Cost by the ratio of Buyer's then-current Labor Rate to the Labor Rate used to calculate the projected target labor cost for that Reporting Period.

Airframe Maintenance Performed by Others (Subcontracted Maintenance)


The Projected Target Material Cost and Projected Target Labor Cost assume that Subcontracted Maintenance, will be no more than 10% of the Cumulative Average Reported Cost as of any reporting period. If Subcontracted Maintenance amounts to more than 10% of the Cumulative Average Actual Maintenance Cost as of any reporting period, Boeing reserves the right to revise the Target Material Cost and Target Labor Cost for that Reporting Period accordingly.

To adjust Subcontracted Maintenance to Buyer's equivalent direct labor and direct material costs, Subcontracted Maintenance will be reduced by _____ percent before it is distributed to Direct Labor and Direct Material.

Covered Aircraft

The Projected Target Maintenance Costs are based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Delivery Schedule

The Projected Target Maintenance Costs are based on the delivery schedule of Covered Aircraft as described in Article 2 of the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Average Flight Time

If the Actual Average Flight Time (AAFT) for any Reporting Period differs from the Projected Average Flight Time (PAFT) of ___ hours, the Target Material Cost
(TMC) and Target Labor Cost (TLC) for that reporting period will be adjusted as follows:

Attachment A to

!

Page 2


                                                               .65  +
                                                               ----------
           TMC for AAFT = TMC for PAFT X                       AAFT   .35
                                                               ----------
                                                               .65  +
                                                               ----------
                                                               PAFT   .35
                                                               ----------
                                                               .54  +

           TLC for AAFT = TLC for PAFT X                       AAFT   .46
                                                               ----------
                                                               .54  +
                                                               ----------
                                                               PAFT   .46

Note:      The adjustment formula set forth above is obtained from the publication "Airframe Maintenance Analysis of IATA PPM (Production Performance Measurements) Maintenance Cost Data".

Utilization

The Projected Target Maintenance Costs assume a Projected Average Yearly Utilization for the Covered Aircraft during any reporting period of _____ flight hours per aircraft. If the Average Yearly Utilization for the Covered Aircraft for any Reporting Period exceeds _____ flight hours or is less than _____ flight hours , Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Attachment A to

!

Page 3


Currency Exchange Rate

The Actual Maintenance Costs and average Labor Rates reported by Buyer for any Reporting Period will be converted by Boeing from __________ to U.S. Dollars using the average of the four quarterly "rf" (period average) factors applicable to such Reporting Period ("Exchange Rate") as set forth in the publication "International Financial Statistics" published by the International Monetary Fund.

Target Maintenance Costs for any Reporting Period will be adjusted to reflect any differences between the Exchange Rate for such Reporting Period and the ________ to U.S. Dollar rate of __________, which was used to calculate the Projected Target Maintenance Costs (Projected Exchange Rate).

(Additional information regarding the publication "International Financial Statistics" may be obtained from: Publications Unit, International Monetary Fund, Washington, D.C. 20431, U.S.A. or by calling U.S.A. Area Code (202) 623-7430.)

Covered Aircraft Configuration

The Target Maintenance Cost set forth in this Program is based on the configuration for the Covered Aircraft as set forth in Exhibit A to the Purchase Agreement. Such Target Maintenance Cost may be adjusted by Boeing to appropriately reflect any changes to the actual configuration of the Covered Aircraft at the time of delivery thereof to Buyer. Adjustments to such Target Maintenance Cost may also be made at any time during the Program Term to reflect any additional changes in the configuration of the Covered Aircraft.

Exhibit A to
!
Page 1


To:            Director - Product Assurance Contracts
               Boeing Commercial Airplane Group
               P.O. Box 3707     Mail Stop 76-02
               Fax: 206-237-1706
               Seattle, Washington  98124-2207

Subject:       Letter Agreement No. ! to Purchase Agreement No. @
               Airframe Maintenance Cost Protection Program

Reported herein are certain data required under paragraph 4.1.1 of the reference Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________

Currency of the costs shown below: _________

                                  Direct               Direct             Subcontracted
            Actual                Labor               Material             Maintenance
      Maintenance Costs        (total cost)         (total cost)           (total cost)
      -----------------        ------------         ------------           ------------
Scheduled
Maintenance

Non-Scheduled Maintenance

Repair &
Overhaul

Modifications
(ref. para.
4.3 & 5.1)

Total

The above labor costs are exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work. The above material costs exclude all costs described in paragraph 5 of the reference letter agreement.

 Average per              Average per              Average                Total per
   manhour                   flight                number of               aircraft
 Labor Rate                Flight Time          Covered Aircraft         Flight Hours
 ----------                -----------          ----------------         ------------


Exhibit A to
!
Page 2



The above labor rate excludes all fringe benefits, premium time allowances, social charges, business taxes and the like.

#


By    ----------------------------------      Date
                                                   ----------------------------

Its   ---------------------------------

To:            #

Subject:       Letter Agreement No. ! to Purchase Agreement No. @
               Airframe Maintenance Cost Protection Program


Reported herein are certain data required under paragraph 4.2.1 of the reference Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________


Costs as reported by Buyer /in foreign currency/:

            Actual                   Direct               Direct             Subcontracted
      Maintenance Costs              Labor               Material             Maintenance
      -----------------              -----               --------             -----------
Scheduled
Maintenance

Non-Scheduled
Maintenance

Repair &
Overhaul
Modifications

Buyer's costs with adjusted Subcontracted Maintenance (per Attachment A of the reference Letter Agreement) /in U.S. dollars/.

            Actual                 Direct        Direct       Subcontracted     Subcontracted
      Maintenance Costs            Labor        Material          Labor            Material
      -----------------            -----        --------          -----            --------
Scheduled
Maintenance

Non-Scheduled Maintenance

Repair &
Overhaul

Modifications
Total

Exhibit A to
!
Page 2



Actual Costs and Target Costs (per Attachment A of the reference Letter Agreement) /in U.S. dollars/.


                                       Reporting     Reporting      Reporting     Reporting    Reporting
                                        Period 1      Period 2      Period 3       Period 4     Period 5
                                        --------      --------      --------       --------     --------
Year dollars
Actual Labor
Actual Material
Actual Maintenance Cost
Fleet Hours
Cumulative Actual Maintenance Cost
Number of Covered Aircraft
Currency Exchange factor
Per man-hour Labor Rate

Material Inflation factor
Average Flight Time
Target Labor Cost
Target Material Cost
Target Maintenance Cost
Cumulative Target
Maintenance Cost

As of this Reporting Period, the Program is in compliance:

Yes      [ ]           No     [ ]


Very truly yours,

THE BOEING COMPANY



Reported by __________________________________

Its                           _________________________

Date                          _________________________

Attachment A to
6-1162-DSF-352



     *       *         *


 *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO SECTION IIL.C OF THE
             REQUEST FOR CONFIDENTIAL TREATMENT DATED MARCH 11, 2003

6-1162-DSF-353

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188

Subject:     Letter Agreement No. 6-1162-DSF-353 to
             Purchase Agreement No. 1954 - ***
             Aircraft - Model 737-900

This Letter Agreement amends Purchase Agreement No. 1954 (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737 Aircraft.

All terms used herein and in the Agreement and not defined herein will have the same meaning as in the Agreement.

      ***



  *** Confidential treatment has been requested pursuant to Section___ of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-353   Page 2




      ***


   *** Confidential treatment has been requested pursuant to Section___ of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-353   Page 3

      ***

   *** Confidential treatment has been requested pursuant to Section___ of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-353   Page 4

      ***


11.   Confidential Treatment.

      Buyer agrees not to disclose this Letter Agreement or any other information related to this Letter Agreement without prior written consent by Boeing.


Very truly yours,

THE BOEING COMPANY

By
  -------------------------

Its
   ------------------------


ACCEPTED AND AGREED TO as of this

date:               , 1998
     ---------------

ALASKA AIRLINES, INC.



By
  -------------------------

Its
   ------------------------




















   *** Confidential treatment has been requested pursuant to Section___ of the request for confidential treatment dated March 11, 2003.

Attachment to 6-1162-DSF-353

      ***


  *** Confidential treatment has been requested pursuant to Section___ of the request for confidential treatment dated March 11, 2003.

6-1162-DSF-354



Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188



Subject:     Letter Agreement No. 6-1162-DSF-354 to
             Purchase Agreement No. 1954 - Open
             Configuration Matters - Model 737-900
             Aircraft

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company and Alaska Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.    Aircraft Configuration.

      1.1 Initial Configuration. The initial configuration of Buyer's Model 737-990 Aircraft has been defined by Boeing Model 737-900 Airplane Configuration Specification D019A001ASA39P-1 as described in Article 1 and Exhibit A-2 of the Purchase Agreement (the Aircraft Configuration). Given the long period of time between the Purchase Agreement signing and delivery of the first Aircraft, Customer may have the desire to incorporate certain configuration changes (Options) into the Aircraft Configuration.

      1.2 Final Configuration Schedule. No later than October 1, 1998 , Boeing and Customer will discuss potential Options. By mid-January, 1999, Boeing will provide Customer with Option proposals for those configuration changes that can be incorporated in Aircraft production. By mid-February, 1999, Customer will accept or reject these Options.

2.    Effect on Purchase Agreement.

            2.1   Basic Specification. Changes applicable

Alaska Airlines, Inc.
6-1162-DSF-354
Page 2


to the basic Model 737-900 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraph 1.2 above will be incorporated into the Aircraft Configuration by written amendment.

            2.2 Exhibit A-2. The effects of all Options which are mutually agreed upon between Boeing and Customer for incorporation into the Aircraft Configuration will be incorporated into Exhibit A-2 of the Purchase Agreement by written amendment.

            ***

            2.4 Price Adjustments. The Aircraft Basic Price and Advance Payment Base Price of each Aircraft included the amount of United States Two Million, Four Hundred Eight Thousand Dollars ($2,408,000) (95$) as an estimate of the value of the Options which may be accepted and included in the final Aircraft Configuration. The Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be increased or decreased as required to reflect the difference between such estimate and the actual prices plus any required Seller Purchased Equipment, of the Options accepted by Customer.

3.    Purchase Agreement Amendment.

      Within 30 days after reaching agreement as to the final Aircraft Configuration, Boeing will provide Customer an amendment to the Purchase Agreement reflecting the effects of the configuration changes





*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-354
Page 3

agreed to by the parties.

Very truly yours,

THE BOEING COMPANY


By
  ----------------------------------

Its  Attorney-In-Fact
    ----------------------------


ACCEPTED AND AGREED TO this

Date:                     , 1998
      --------------------

ALASKA AIRLINES, INC.


By
  ----------------------------------

Its
   -----------------------------------

6-1162-DSF-005R2

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188


Subject:     Letter Agreement No. 6-1162-DSF-005R2 to
             Purchase Agreement No. 1954 -
             Disclosure of Confidential Information

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2. Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

Alaska Airlines
6-1162-DSF-005R2     Page 2




                       Schedule of Confidential Documents

NOTE: This schedule shall include all revised versions of each of the listed
      Letter Agreements.

1.                Letter Agreement No. 6-1162-DSF-003.
2.                Letter Agreement No. 6-1162-DSF-004.
3.                Letter Agreement No. 6-1162-DSF-005.
4.                Letter Agreement No. 6-1162-DSF-006.
5.                Letter Agreement No. 6-1162-DSF-008.
6.                Letter Agreement No. 6-1162-DSF-009.
7.                Letter Agreement No. 6-1162-DSF-012.
8.                Letter Agreement No. 6-1162-DSF-016.
9.                Letter Agreement No. 6-1162-DSF-287.
10.               Letter Agreement No. 6-1162-DSF-304.
11.               Letter Agreement No. 6-1162-DSF-305.
12.               Letter Agreement No. 6-1162-DSF-306.
13.               Letter Agreement No. 6-1162-DSF-348.
14.               Letter Agreement No. 6-1162-DSF-349.
15.               Letter Agreement No. 6-1162-DSF-352.
16.               Letter Agreement No. 6-1162-DSF-353.
17.               Letter Agreement No. 6-1162-DSF-354.


Very truly yours,

THE BOEING COMPANY

By
  -----------------------------

Its     Attorney-In-Fact
   ----------------------------


ACCEPTED AND AGREED TO this

Date:                    , 1998
      -------------------

ALASKA AIRLINES

By
  -----------------------------

Its
   ----------------------------

6-1162-DSF-008R5


Alaska Airlines
19300 Pacific Highway South
Seattle, Washington 98188

Subject:     Letter Agreement No. 6-1162-DSF-008R5 to
             Purchase Agreement No. 1954 -
             ***


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.



***



*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 2

         ***


*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 3


         ***


*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 4


         ***

*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 5


         ***

*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 6


         ***

*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 7


         ***

*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 8

         ***

*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 9


         ***

12. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.

If the foregoing accurately reflects your understanding of
























*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

Alaska Airlines, Inc.
6-1162-DSF-008R5
Page 10

the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By
  -------------------------

Its    Attorney-In-Fact
   ------------------------

ACCEPTED AND AGREED TO this

Date:                , 1998
      ---------------

ALASKA AIRLINES

By
  -------------------------

Its
   ------------------------

Attachment C to
6-1162-DSF-008R5
Page 11

* * *




*** Confidential treatment has been requested pursuant to Sections III.C. and III.D. of the request for confidential treatment dated March 11, 2003.

* * *




*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 11, 2003.

6-1162-DSF-009R2

Alaska Airlines
19300 Pacific Highway South
Seattle, Washington 98188

Subject:     Letter Agreement No. 6-1162-DSF-009R2 to
             Purchase Agreement No. 1954 -
             *** Purchase Agreement Provisions

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer agree that the following provisions shall apply in lieu of the provisions currently contained in the subject Agreement:

         ***






*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 7, 2003.

Alaska Airlines
6-1162-DSF-009R2
Page 2


         ***

*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 7, 2003.

Alaska Airlines
6-1162-DSF-009R2
Page 3

         ***

*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 7, 2003.

Alaska Airlines
6-1162-DSF-009R2
Page 4

         ***

*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 7, 2003.

Alaska Airlines
6-1162-DSF-009R2
Page 5

         ***

*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 7, 2003.

Alaska Airlines
6-1162-DSF-009R2
Page 6

         ***

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.


*** Confidential treatment has been requested pursuant to Section III.D. of the request for confidential treatment dated March 7, 2003.

Alaska Airlines
6-1162-DSF-009R2
Page 7

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By
  -------------------------

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                , 1998
      ---------------

ALASKA AIRLINES

By
  -------------------------

Its
   ------------------------